PROVIDENCE AND WORCESTER RAILROAD COMPANY

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 29, 2015

       PLEASE TAKE NOTICE that the 2015 annual meeting of the shareholders of Providence and Worcester Railroad Company (the “Company”) will be held at Union Station, Two Washington Square, Worcester, Massachusetts 01604, on Wednesday, April 29, 2015 at 10:00 o’clock A.M., local time, for the following purposes:

(1)
To elect three directors (by the holders of Common Stock only) and six directors (by the holders of Preferred Stock only) to serve for terms of one year and until their successors are elected and qualified; and

(2)
To vote on a proposed amendment to the Company’s Bylaws designating the State of Rhode Island and Providence Plantations as the exclusive forum for certain legal actions (by the holders of Common Stock and Preferred Stock, voting as separate classes); and

(3)	To approve the Company’s 2015 Equity Incentive Plan (by the holders of Common Stock and Preferred Stock, voting as separate classes); and

(4)
To transact such other business, if any, as may properly come before the meeting or any adjournment or adjournments thereof (by the holders of Common Stock and Preferred Stock, voting as separate classes).

       Holders of record of the Common Stock or the Preferred Stock on the books of the Company as of the close of business on March 2, 2015 will be entitled to vote.

By Order of the Board of Directors

             /s/ Charles D. Rennick
CHARLES D. RENNICK
Secretary and General Counsel
PROVIDENCE AND WORCESTER RAILROAD COMPANY

Worcester, Massachusetts
March 31, 2015

       Proxy cards for Common Stock and Preferred Stock of the Company will be mailed separately. If you are the holder of record of both Common Stock and Preferred Stock of the Company, you will receive two packages, each containing a proxy card.  Kindly fill in, date and sign the enclosed proxy card and promptly return the same in the enclosed addressed envelope, which requires no postage if mailed in the United States.  If you are personally present at the meeting, the proxy or proxies will not be used without your consent.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 29, 2015.

The Company’s Proxy Statement, sample proxy cards and 2014 Annual Report on Form 10-K are available at:  www.edocumentview.com/pwx.

PROVIDENCE AND WORCESTER RAILROAD COMPANY

PROXY STATEMENT

Annual Meeting of Shareholders

April 29, 2015

SOLICITATION AND REVOCATION OF PROXIES

The accompanying proxy is solicited by the Board of Directors of Providence and Worcester Railroad Company (the “Company”) in connection with the annual meeting of the shareholders to be held April 29, 2015; the Company will bear the cost of such solicitation. It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited personally by regular employees of the Company at nominal cost. The Company may reimburse brokerage houses and other custodians, nominees and fiduciaries holding stock for others in their names, or in those of their nominees, for their reasonable out-of-pocket expenses in sending proxy materials to their principals or beneficial owners and obtaining their proxies. Any shareholder giving a proxy has the power to revoke it at any time prior to its exercise by (i) filing a written revocation of the proxy with the Secretary of the Company, (ii) submitting a signed proxy card bearing a later date, or (iii) attending and voting in person at the meeting, provided the shareholder is the holder of record of the underlying shares and a written revocation of the shareholder’s grant of proxy has been filed with the Secretary of the Company. Notice of revocation may be delivered in writing to the Secretary at Providence and Worcester Railroad Company, 75 Hammond Street, Worcester, Massachusetts 01610, Attn: Secretary.

If a shareholder holds shares in the name of a broker, bank or other nominee, such shareholder will need to contact the nominee in order to revoke a proxy. Any votes with respect to shares held in street name through a broker or bank may only be changed in person if you have a legal proxy in the shareholder’s name from Broadridge Financial Solutions or the broker or bank. Every properly-signed proxy will be voted in accordance with the specifications made thereon.

The Company’s Annual Report for 2014, including financial statements, this proxy statement and the accompanying proxy or proxies are expected to be first sent to shareholders on or about March 31, 2015. Neither the Annual Report nor the financial statements therein are incorporated in this Proxy Statement and do not form any part of the material for the solicitation of proxies.

VOTING AT MEETING

Only shareholders of record at the close of business on March 2, 2015 will be entitled to vote at the meeting. The holders of a majority of each class of stock of the Company present at the meeting or represented by proxy will constitute a quorum for the transaction of business at the meeting. Under the Company’s charter, the holders of the Company’s Common Stock, par value $.50 per share, voting separately as a class, are entitled to one vote for each share held in the election of one-third (1/3) of the Board of Directors of the Company proposed to be elected at the meeting (or the nearest larger whole number, if such fraction is not a whole number). The holders of the Company’s Preferred Stock, par value $50 per share, voting separately as a class, are entitled to one vote for each share held in the election of the balance of the Board of Directors proposed to be elected at the meeting. The holders of the Company’s Common Stock and the holders of the Company’s Preferred Stock are entitled to one vote per share, voting as separate classes and not together, upon all other matters presented to the shareholders for their approval.

Common Stock directors will be elected in each case by vote of the holders of a majority of the Common Stock present or represented by proxy at the meeting, and the Preferred Stock directors will be similarly elected by vote of the holders of a majority of the Preferred Stock.

Shares represented by proxies which are marked “withhold” with respect to the election of any particular nominee for director will be counted as shares present and entitled to vote, and, accordingly, any such marking of a proxy will have the same effect as a vote against the election to which it relates.

Brokers who hold shares in street name may not vote shares on the election of directors or certain other items on which they lack authority in the absence of specific instructions from their shareholder-customer. Shares subject to such “broker non-votes” represented at the meeting are considered present for purposes of establishing a quorum but not entitled to vote and, therefore, will have no effect on the outcome of the voting on such matters.

On the record date, there were 4,859,871 shares of the Company’s Common Stock and 640 shares of the Company’s Preferred Stock outstanding and entitled to vote at the meeting.

COMPOSITION OF THE BOARD OF DIRECTORS

Independence

The Board of Directors has reviewed the relationship that each director, which includes each of the nominees standing for election at the 2015 annual meeting and each director who served as a director during the Company’s last fiscal year, has with the Company and has determined that all such directors, other than Robert H. Eder and P. Scott Conti, are independent as defined under the NASDAQ listing standards.

Selection of Directors

The Company does not have a written procedure for shareholders to make nominations to the Board of Directors, but the Company does consider such nominations. The holders of the Preferred Stock elect a majority of the members of the Board of Directors. A director may be removed, with or without cause, only by a vote of the holders of a majority of the then-outstanding shares of the class of capital stock of the Company which elected such director. If, during the interval between annual meetings of the shareholders for the election of directors, the number of directors who have been elected by the holders of a class of capital stock shall, by reason of resignation, death or removal, be reduced, the vacancy or vacancies resulting therefrom may be filled by a majority vote of the remaining directors then in office and elected by the holders of such class of stock. Mr. Eder, who owns a majority of the Preferred Stock and who serves as the Chairman of the Board of Directors of the Company, involves himself in the screening and selection of directors of the Company when vacancies occur on the Board of Directors, and the Board of Directors has voted to sit as a committee of the whole to consider any recommendations made by shareholders and/or other directors of persons to be directors of the Company and in determining whether to nominate any such recommended person for election by the shareholders. Thus, the Board of Directors has determined that (i) the Company shall not have a nominating committee, and (ii) the Board of Directors shall consider the competencies and experience of each such recommended person as they relate to the business of the Company, together with each such person’s age, reputation and ability to carry out the requirements to serve as a director of the Company. The Board of Directors does not have a policy with respect to diversity and does not specifically consider issues of diversity such as gender, race or origin when determining whether to nominate any person to be a director of the Company. Because the Company is a “controlled” company as defined in Rule 5615(c)(2) of the NASDAQ Marketplace Rules, the Company is not subject to the NASDAQ Marketplace Rules’ requirement that a listed company adopt a formal written charter or board resolution addressing the nominations process.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

At the annual meeting, three Common Stock directors and six Preferred Stock directors are to be elected, and each will hold office until the next annual meeting and until his successor is elected and qualified. The proxies named in the accompanying proxy or proxies, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed, for the election to the Board of Directors of the persons named below, all of whom are now directors of the Company.  The Board of Directors anticipates that each of the nominees listed below will be available to serve if elected. Certain information concerning such nominees is set forth below:

Name and Age	Principal Occupation During Past Five Years	Director Since(a)
	Common Stock Director Nominees:
Richard W. Anderson (67)	Retired; President and Chief Investment Officer of Massachusetts Capital Resource Company from 2008 through April 2013	1998

Robert H. Eder (82)	Chairman and Chief Executive Officer of the Company	1965

Alfred P. Smith (60)	Vice President and Group Executive, Locomotive Group of GATX Corporation; Vice President and Executive Director, Locomotive Group from 2010 to 2013; Vice President and General Manager, Locomotive Group from 2006 to 2010	2014
	Preferred Stock Director Nominees:
Frank W. Barrett (75)	Retired; Executive Vice President of TD Bank (f/k/a TD Bank North, N.A.) from 2002 through April 2006	1995

Roger N. Begin (62)	Senior Wealth Director, BNY Mellon Wealth Management	2012

P. Scott Conti (57)	President and Chief Operating Officer of the Company	2005

James C. Garvey (58)	President and Chief Executive Officer of St. Mary’s Credit Union; President and Chief Executive Officer of Borel Private Bank & Trust Company from December 2010 to February 2013; President and Chief Executive Officer of Charter Private Bank from July 2009 to December 2010; President and Chief Executive Officer of Flagship Bank & Trust Company from 2001 to July 2009	2005

John J. Healy (79)	President and Chief Executive Officer of Manufacturing Advancement Center and the Massachusetts Manufacturing Extension Partnership; Director of Manufacturing Advancement Center and Director of Operations for the Massachusetts Manufacturing Extension Partnership from 1999 to 2015.	1991

David J. McQuade (66)	Senior Government Affairs Consultant, Murtha Cullina LLP	2011

(a)	Dates of directorships include directorships of the Company’s predecessors.

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Qualifications and Brief Biographies of Directors and Nominees

The particular experience and qualifications of individuals that led the Company’s Board of Directors to conclude at the time of nomination that service as a director was desirable are as identified in the following brief biographies. Additional attributes and skills are noted as well.

Richard W. Anderson, Director. Mr. Anderson has been a Director of the Company since 1998. Until his retirement on April 30, 2013, Mr. Anderson was President and Chief Investment Officer of Massachusetts Capital Resource Company (“MCRC”), a private investment firm funded by major Massachusetts-based life insurance companies providing high risk growth capital to Massachusetts businesses. He began working at MCRC in 1981, serving as Vice President through 1985, and Senior Vice President from 1986 until he was appointed President and Chief Investment Officer in 2008. Mr. Anderson is also a director of Polar Corp., a manufacturer and distributor of beverage products and Legal Sea Foods, LLC, a company that processes, stores and delivers seafood products to its company-owned restaurants and other retail customers. Until its sale in January 2012, Mr. Anderson was a director of Valpey Fisher Corporation, where he served as chairman of the Audit Committee. Mr. Anderson’s extensive experience in evaluating companies and their financial performance provides the Board with financial expertise in evaluating the Company’s capital and liquidity needs.

Frank W. Barrett, Director. Mr. Barrett has been a Director of the Company since 1995 and retired from TD Bank (f/k/a TD Bank North, N.A.) as Executive Vice President in 2006 after working in the banking industry for over forty years. Mr. Barrett’s years of banking experience provide the Board with valuable insights into existing and potential alternative banking relationships as well as serving as the Company’s designated financial expert.

Roger N. Begin, Director.  Mr. Begin has been a Director of the Company since 2012. Mr. Begin has been a Senior Wealth Director of BNY Mellon Wealth Management since 2007. He worked at Bank of America (or its predecessor entity, Fleet Bank, N.A.) from 1993 to 2007, serving as: Vice President, Institutional Sales, Fleet Investment Management (Fleet Bank, N.A.) from 1993 to 2002; Director, Institutional Sales & Client Service from 2002 to 2004 (Fleet Bank, N.A.); and, as Private Client Advisor, Private Bank from 2005 to 2007.  Prior thereto, he served as General Treasurer of the State of Rhode Island from 1985 through 1988 and as Lieutenant Governor of the State of Rhode Island from 1989 through 1993. Mr. Begin’s depth of relationships with senior Rhode Island government officials established through his prior service as General Treasurer and Lieutenant Governor and his understanding of financial reporting and financial matters in general provides the Board with a valuable resource in government relations in Rhode Island and the financial sector as a whole.

P. Scott Conti, President, Chief Operating Officer and Director. Mr. Conti is the Company’s President and Chief Operating Officer, and has been a Director of the Company since 2006.  Prior to his election as President, Mr. Conti served as Vice President Engineering from March 1999 and, prior thereto, in other capacities since joining the Company in 1988.  As Chief Operating Officer of the Company, Mr. Conti advises the Board on the operational issues confronting the Company and opportunities for improvement.

Robert H. Eder, Chairman of the Board and Chief Executive Officer. Mr. Eder was President of the Company from 1966 through 1980. He has been Chairman of the Board of Directors and Chief Executive Officer since 1980. He is also (with his wife) beneficial or direct owner of a majority of the stock of Capital Properties, Inc., a real estate holding company, of which he is also President, Chief Executive Officer and Chairman of the Board of Directors. Mr. Eder was admitted to practice law in Rhode Island and New York. Mr. Eder led the Company in its efforts to resume independent operations and is directly involved with all major strategic developments of the Company. Mr. Eder’s history with the Company and education as a lawyer results in his having extensive and specific knowledge as to the Company’s operations, and an overall grasp of the Company’s strategic opportunities and challenges.

James C. Garvey, Director. Mr. Garvey has been a Director of the Company since 2005. Mr. Garvey is President and Chief Executive Officer of St. Mary’s Credit Union. Mr. Garvey was President and Chief Executive Officer of Borel Private Bank & Trust Company, a division of Boston Private Bank & Trust Company in San Mateo, California from December 2010 to February 2013. Mr. Garvey was President and Chief Executive Officer of Boston Private Bank’s private banking affiliate, Charter Private Bank, in Bellevue, Washington from 2009 to 2010. He was President and CEO of Worcester-based Flagship Bank & Trust Company from 2001 to 2009. Mr. Garvey’s long experience as a banker provides the Board with insight into current conditions in the banking industry including potential availability of credit to the Company.

John J. Healy, Director. Mr. Healy has been a Director of the Company since 1991. Mr. Healy is President and Chief Executive Officer of the Manufacturing Advancement Center and the Massachusetts Manufacturing Extension Partnership, an independent consulting organization dedicated to assisting small manufacturing enterprises in becoming globally competitive. Prior to his appointment as President and CEO in 2015, Mr. Healy was the Director of Manufacturing Advancement Center and Director of Operations of the Massachusetts Manufacturing Extension Partnership. Mr. Healy’s involvement with the Manufacturing Advancement Center provides the Board with valuable insights into economic development in Massachusetts which is critical to the Company’s development of its market.

David J. McQuade, Director. Mr. McQuade has been a Director of the Company since 2011. Mr. McQuade has been senior Government Affairs Consultant with Murtha Cullina LLP in Hartford, Connecticut since 1994. He was the Chief of Staff to a former Senate President Pro Tempore of the State of Connecticut and, prior thereto, was the Chief of Staff to a former governor of Connecticut. Mr. McQuade’s political and government experience in the State of Connecticut provide the Board with valuable insight into government relations which have a bearing on the Company’s operations within Connecticut.

Alfred P. Smith, Director. Mr. Smith is Vice President and Group Executive, Locomotive Group of GATX Corporation.  Prior to his appointment as Vice President and Group Executive, Locomotive Group, Mr. Smith held a variety of increasingly responsible jobs in the locomotive group since joining GATX in 1998. Mr. Smith’s experience as a Vice President of GATX provides the Board with valuable insights into the railroad industry in the United States.

Recommendation of the Board of Directors:
The Board of Directors unanimously recommends that the shareholders vote FOR approval of the slate of three (3) common stock director nominees and six (6) preferred stock director nominees set forth above.

Non-Director/Executive Officer Biographies

Daniel T. Noreck, Treasurer and Chief Financial Officer. Mr. Noreck was elected to serve as Treasurer and Chief Financial Officer of the Company effective September 13, 2010.  Mr. Noreck worked as senior audit manager at Lefkowitz, Garfinkel, Champi & DeRienzo P.C. in Providence, RI from July 2003 to September 2010.

Charles D. Rennick, Secretary and General Counsel.  Mr. Rennick joined the Company in April 2012 as Assistant Secretary and Assistant General Counsel and was elected to serve as Secretary and General Counsel of the Company effective May 1, 2013. Prior to joining the Company, Mr. Rennick worked as legal counsel at the Massachusetts Department of Transportation from October 2007 to April 2012.

Frank K. Rogers, Vice President and Chief Commercial Officer. Mr. Rogers was elected to serve as Vice President Marketing of the Company on November 30, 2005. Prior to his election as Vice President, Mr. Rogers served as Director of Marketing from 1995 and, prior thereto, in other capacities since joining the Company in 1994.

Board Leadership Structure

Mr. Eder serves as both the Chief Executive Officer and the Chairman of the Board of the Company. The Board of Directors believes that the Company’s Chief Executive Officer is best situated to serve as Chairman because he is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the Company and industry, while the Chief Executive Officer brings Company-specific experience and expertise. The Board of Directors believes that the combined role of Chairman and Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and the Board, which are essential to effective governance.

One of the key responsibilities of the Board of Directors is to develop strategic direction and hold management accountable for the execution of strategy once it is developed. The Board of Directors believes the combined role of Chairman and Chief Executive Officer is in the best interest of shareholders because it provides the appropriate balance between strategy development and independent oversight of management.

Committees of the Board of Directors

The Board of Directors has an Executive Committee, a Stock Option & Compensation Committee and an Audit Committee. The Board of Directors has no other committees. Both the Stock Option & Compensation Committee and the Audit Committee have a written charter approved by the Board of Directors. Copies of the Third Amended and Restated Charter of the Stock Option & Compensation Committee and the Amended and Restated Audit Committee Charter are available on the Company’s website at www.pwrr.com under “Investor Relations.”

In accordance with the By-laws of the Company, the Executive Committee, currently comprising P. Scott Conti, Chairman, John J. Healy and David J. McQuade, exercises the authority of the Board of Directors when formal Board action is required between meetings, subject to the limitations imposed by law, the By-laws or the Board of Directors. The Executive Committee acts on routine matters such as authorizing the sale of surplus real estate and the execution of government contracts for reimbursement for Company work on highway projects adjacent to the railroad and grade crossing rehabilitation, as well as matters requiring Board approval during periods between regularly-scheduled quarterly meetings of the Board of Directors.

The Stock Option & Compensation Committee of the Board of Directors, currently comprising James C. Garvey, Chairman, Roger N. Begin and David J. McQuade, each of whom is independent (as defined by The Nasdaq Stock Market (“NASDAQ”) Marketplace Rules and Securities and Exchange Commission (“SEC”) Rules), is charged with the broad responsibility of seeing that executive officers are effectively compensated in a manner which is internally equitable based on such officer’s responsibilities and length of service to the Company. Because the Company is a “controlled” company as defined in Rule 561 5(c)(2) of the NASDAQ Marketplace Rules, the Company is not subject to the NASDAQ Marketplace Rules’ requirement that compensation of the chief executive officer and all other officers be determined, or recommended to the Board of Directors for determination, either by a compensation committee comprised of independent directors or by a majority of the independent directors of its Board of Directors. However, the Company’s Stock Option & Compensation Committee Third Amended and Restated Charter provides that the Stock Option & Compensation Committee shall approve and report to the Board of Directors the executive compensation plan (including incentive awards) of the Chairman/Chief Executive Officer, the President and any other officer who is a member of the Board of Directors.

The Audit Committee of the Board of Directors, currently comprising John J. Healy, Chairman, Frank W. Barrett and Richard W. Anderson, all of whom are independent as defined by the NASDAQ Marketplace Rules and the SEC Rules, is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls, evaluating the qualifications and independence of, and appointing and overseeing the external auditors, providing an open avenue of communication among the external auditors, management, and the Board of Directors, and overseeing the system of disclosure controls and the system of internal controls regarding finance, accounting, legal compliance and ethics. The Board of Directors has determined that all members of the Audit Committee satisfy the financial literacy requirements of the NASDAQ Marketplace Rules and are independent as defined under the applicable NASDAQ Marketplace Rules and applicable SEC Rules. The Board of Directors has determined that Frank W. Barrett meets the standards set forth in Item 407(d)(5)(ii) of SEC Regulation S-K to qualify as an audit committee financial expert, as that term is defined in Item 407(d)(5)(ii).

The Board of Directors held five meetings, the Audit Committee held five meetings, the Stock Option & Compensation Committee held four meetings and the Executive Committee held five meetings during the fiscal year ended December 31, 2014. All directors attended at least 75% of all meetings of the Board of Directors and the committee(s) on which each such director serves. The Board of Directors has adopted a policy that requires members of the Board of Directors to make every effort to attend each annual shareholders meeting. All then current members of the Board of Directors attended the 2014 annual shareholders meeting.

Code of Ethics

The Company has adopted a Code of Ethics applicable to all directors, officers and employees, which meets the requirements of a “code of ethics” as defined in Item 406 of Regulation S-K. A copy of the Company’s Code of Ethics is available on the Company’s website at www.pwrr.com under “Investor Relations.”

Shareholder Communications

Shareholders of the Company may communicate directly with members of the Board of Directors by writing directly to those individuals at the following address: Providence and Worcester Railroad Company, 75 Hammond Street, Worcester, Massachusetts 01610, and the Company shall forward, and not intentionally screen, any mail received at the Company’s corporate office that is sent directly to an individual director or to the directors generally unless the Company believes that the communication may pose a security risk. The Board of Directors sits as a committee of the whole to address any inquiries made by shareholders.

Risk Management

The Board of Directors has an active role, as a whole and also at the Audit Committee level, in overseeing management of the Company’s risks. The Board of Directors regularly meets with management and reviews information regarding the Company’s overall risks. The Audit Committee oversees management of financial and operational risks and oversees management of risks associated with regulatory, environmental and health and safety matters. The Board of Directors does not believe there is any high degree of risk associated with its compensation practices as further discussed below.

Audit Committee Report

Management is responsible for the Company’s internal controls and financial reporting process. The independent registered accountants are responsible for performing an audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to appoint, compensate, retain and oversee any independent registered auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services, and otherwise to monitor and oversee these processes.

The responsibilities of the Audit Committee include engaging an accounting firm as the Company’s independent registered accountants. Additionally and, as appropriate, the Audit Committee reviews and evaluates, and discusses and consults with the Company’s management and independent registered accountants regarding the scope of the audit plan, the results of the audit, the Company’s financial statement disclosure documents, the adequacy and effectiveness of the Company’s accounting, financial and internal controls and changes in accounting principles, and the auditor’s performance and independence. The Audit Committee also oversees the receipt and processing of complaints by employees related to accounting, internal controls or audit-related matters and reviews related-party transactions.

In connection with these responsibilities, the Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2014 with management and the Company’s independent registered accountants, Stowe & Degon, LLC (“S&D”). The Audit Committee also discussed with S&D the matters required by Auditing Standard No. 16. The Audit Committee received from S&D written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1, wherein S&D confirms its independence within the meaning of the SEC and Independence Standards Board Rules and disclosed the fees charged for professional services in the fiscal year ended December 31, 2014. The Audit Committee discussed this information with S&D and also considered the compatibility of non-audit services provided by S&D with its independence.

Based on the review of the audited financial statements and these various discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K to be filed with the SEC).

Audit Committee:
John J. Healy, Chairman
Frank W. Barrett

Richard W. Anderson

Compensation Policies and Their Relation to Risk Management

The Company’s compensation policies consist of a base salary plus equity compensation in the form of stock options and change-in-control severance benefits. Executive base salaries (other than for the Chairman of the Board of Directors, the President, and any other officer who is a member of the Board of Directors) are reviewed and approved by the Stock Option & Compensation Committee with the Chairman of the Board and the President. Base salaries for the Chairman of the Board of Directors, the President, and any other officer who is a member of the Board of Directors are reviewed and approved by the Stock Option & Compensation Committee. Annual increases in base salaries are generally based upon increases in the cost of living. The Company maintains a Non-Qualified Stock Option Plan (the “Stock Option Plan”) pursuant to which all employees and non-employee directors of the Company, other than a beneficial owner of more than fifty percent (50%) of the Company’s common stock or preferred stock (e.g., the Chairman), who are not subject to a collective bargaining agreement and have been an employee of the Company for more than one (1) year are eligible to participate. Pursuant to the terms of the Stock Option Plan, each non-employee director is entitled to receive stock options in accordance with a formula based on such director’s length of service with the Company and each employee is entitled to receive stock options in accordance with a formula based on the employee’s compensation and length of service with the Company.

In addition, in lieu of any defined benefit plan or 401(k) contribution, the Company contributes to each management employee’s Simplified Employee Pension plan (“SEP”) a percentage of eligible compensation determined by the Company’s Board of Directors each year.

Finally, the Company has entered into change-in-control agreements with its executives and all other management employees. Under the terms of the change-in-control agreements, a severance award is payable upon the termination of an employee other than for cause following an event giving rise to a change-in-control and upon the resignation of an executive following a significant reduction of such executive’s base salary occurring within two (2) years following a change-in-control. The amount of the severance award payable under the change-in-control agreements is a function of position, salary, and length of service. No severance benefit is payable under a change-in-control agreement to any executive or management employee who is a beneficial owner, directly or indirectly, of securities which have the right to elect a majority of the Board of Directors or who has fifty percent (50%) of the voting power of the entire capital stock of the Company (e.g., the Chairman). On January 28, 2015, the Board of Directors voted to amend the change-in-control agreements to eliminate the set-off for salary earned following a change-in-control and to adopt a “best net” approach in cases where these payments to an executive would be subject to an excise tax under the Internal Revenue Code of 1986, as amended.

The Board of Directors has reviewed the Company’s compensation policies with respect to all employees of the Company as they relate to risk management. Following this review and based on the fact that the Company’s compensation policies largely reward length of service as opposed to risk-taking activities, the Board of Directors has determined that the Company’s compensation policies do not create risks to the Company that are reasonably likely to have a material adverse effect on the Company.

Compensation of Directors

The Board of Directors, upon recommendation of the Stock Option & Compensation Committee, is responsible for determining compensation of the directors. During the fiscal year ended December 31, 2014, each director who was not an employee of the Company received a base fee of $500 for each attended meeting of the Board of Directors plus $50 per attended meeting for each year of service as a director, and each member of the Audit Committee and the Stock Option & Compensation Committee received $300 (other than the chairman of each committee, who received $350) for each attended meeting of such committee.

During the month of January of each year, directors of the Company who were serving as such on the preceding December 31 and who are not full-time employees of the Company are granted options for the purchase of 100 shares of the Common Stock of the Company, plus options for an additional ten shares for each full year of service to the Company. The exercise price is the closing market price of such shares on the last business day of the preceding year, and the term of each option is ten years (subject to earlier termination if the grantee ceases to serve as a director); provided, however, that no option is exercisable within six months following the date of grant.

Other than Alfred P. Smith, the director designee of GATX Corporation, each director of the Company who was serving as such on December 31, 2013 and was not a full-time employee of the Company was granted options for the purchase of 100 shares of Common Stock of the Company, plus options for an additional ten shares for each full year of service to the Company on January 2, 2014. The exercise price for such options is $19.55.

The following table provides information regarding the compensation paid or accrued by each individual who was a director during the 2014 fiscal year.

Name	Total ($)	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)(a)	Non-Stock Incentive Plan Compensation	All Other Compensation ($)
Richard W. Anderson	15,338	10,450	N/A	4,888	N/A	0

Frank W. Barrett	16,975	11,500	N/A	5,474	N/A	0

Roger N. Begin	6,905	4,950	N/A	1,955	N/A	0

P. Scott Conti	0(b),(c)	0(b)	N/A	N/A(c)	N/A	0

Robert H. Eder	0(b)	0(b)	N/A	N/A	N/A	0

James C. Garvey	11,069	7,550	N/A	3,519	N/A	0

John J. Healy	19,756	13,500	N/A	6,256	N/A	0

David J. McQuade	7,451	5,300	N/A	2,151	N/A	0

Alfred P. Smith	0(d)	0(d)	N/A	N/A	N/A	0

(a)	As of December 31, 2014, each director had outstanding options for the following number of shares outstanding:
Richard W. Anderson – 1,890 shares
Frank W. Barrett – 2,160 shares
Roger N. Begin – 100 shares
P. Scott Conti – 5,455 shares
Robert H. Eder – 0 shares
James C. Garvey – 1,160 shares
John J. Healy – 2,520 shares
David J. McQuade – 210 shares
Alfred P. Smith – 0 shares

(b)	The Company does not pay director fees to directors who are full-time employees of the Company.

(c)	Mr. Conti is awarded options in his capacity as President under the terms of the Company’s Non-Qualified Stock Option Plan.

(d)
The terms of the Stock Purchase Agreement by and between the Company and GATX Corporation (“GATX”) dated January 10, 2008 provide that GATX is entitled to one seat on the Company’s Board of Directors. Alfred P. Smith is not paid director fees and is not granted stock options.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table set forth below reflects the only persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who, to the best of the Company’s knowledge were, on March 2, 2015, the beneficial owners of more than five percent (5%) of the Company’s outstanding Common Stock, $.50 par value, or Preferred Stock, $50 par value. Each share of the Company’s outstanding Preferred Stock is convertible at any time, at the option of the holder, into one hundred shares of Common Stock of the Company. The footnotes to the table below sets forth the percentages of the outstanding Common Stock which would be held by the indicated owners if such owner’s Preferred Stock were converted in whole into Common Stock.

Name and Address	Number of Shares Presently Owned	Present Percent of Class
Robert H. Eder Trust Linda Eder Trust(a) 130 Sunrise Avenue Palm Beach, Florida 33480	842,742 (Common) 500 (Preferred)	17.3%(b) 78.1%

GAMCO Asset Management Inc. Gabelli Funds, LLC Teton Advisors, Inc. One Corporate Center Rye, New York 10580	452,977 (Common)(c)	9.3%

Morris Propp 366 Eagle Drive Jupiter, Florida 33477	245,996 (Common)(d)	5.1%

Steinberg Asset Management, LLC Michael A. Steinberg 12 East 49th Street, Suite 1202 New York, New York 10017	604,538 (Common)(e)	12.4%

(a)	Robert H. Eder and Linda Eder are each co-trustees of the Robert H. Eder Trust and the Linda Eder Trust.

(b)
Ownership is based on a Schedule 13D/A filed with the Securities and Exchange Commission on February 21, 2014. If the Robert H. Eder Trust Preferred Stock were converted in whole to Common Stock, then the Trusts would collectively own 18.4% of the present outstanding Common Stock.

Of the shares owned by the Robert H. Eder and Linda Eder Trusts, 768,162 shares of Common Stock and 500 shares of Preferred Stock are held directly by the Robert H. Eder Trust, and 74,580 shares of Common Stock are held directly by the Linda Eder Trust. By reason of this ownership, Mr. and Mrs. Eder may be deemed to be “control persons” with respect to the Company.

(c)	Ownership is based on the last Schedule 13D filed with the Securities and Exchange Commission on July 16, 2012.

(d)	Ownership is based on a Schedule 13G filed with the Securities and Exchange Commission on January 25, 2013.

Includes 72,512 shares of Common Stock as to which Mr. Propp has sole voting and dispositive power and 173,484 shares of Common Stock as to which Mr. Propp shares voting and dispositive power with his spouse.

(e)
Ownership is based on the last amended Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2015.  Includes 371,509 shares of Common Stock as to which Mr. Steinberg has sole voting and disposition power.

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The following table reflects, as of March 2, 2015, the beneficial ownership of the Common Stock of the Company by directors, Named Executive Officers (as defined on page 12), and all officers and directors as a group.

Name	Number	Percentage
Richard W. Anderson(a)	3,390	*
Frank W. Barrett(b)	3,620	*
Roger N. Begin(c)	200	*
P. Scott Conti(d)	17,044	*
Robert H. Eder(e)	892,742	18.37%
James C. Garvey(f)	1,460	*
John J. Healy(g)	4,920	*
David J. McQuade(h)	1,710	*
Frank K. Rogers(i)	5,193	*
Alfred P. Smith(j)	239,523	4.93%
All executive officers and directors as a group (12) persons)(k)	1,170,948	24.09%

* Less than one percent

(a)	Includes 1,890 shares of Common Stock issuable under stock options exercisable within 60 days.

(b)	Includes 2,160 shares of Common Stock issuable under stock options exercisable within 60 days.

(c)	Includes 100 shares of Common Stock issuable under stock options exercisable within 60 days.

(d)	Includes 5,455 shares of Common Stock issuable under stock options exercisable within 60 days.

(e)
Includes 768,162 shares of Common Stock held by the Robert H. Eder Trust of which Mr. Eder is co-trustee and 74,580 shares of Common Stock held by the Linda Eder Trust of which Mr. Eder is co-trustee and assumes the conversion of the 500 shares of Preferred Stock owned by the Robert H. Eder Trust.

(f)	Includes 1,160 shares of Common Stock issuable under stock options exercisable within 60 days.

(g)	Includes 2,520 shares of Common Stock issuable under stock options exercisable within 60 days.

(h)	Includes 210 shares of Common Stock issuable under stock options exercisable within 60 days.

(i)	Includes 2,695 shares of Common Stock issuable under stock options exercisable within 60 days

(j)	Includes 239,523 shares of Common Stock held by GATX Corporation of which Mr. Smith disclaims beneficial ownership.

(k)	Includes 50,000 shares of Common Stock issuable upon conversion of Preferred Stock and 16,773 shares of Common Stock issuable under stock options exercisable within 60 days.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers, directors and persons who beneficially own more than ten percent (10%) of a registered class of the Company’s equity securities to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than ten percent (10%) beneficial owners also are required by rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of such forms furnished to the Company or written representations that no Form 5 filings were required, the Company believes that during 2014 its officers, directors and greater than ten percent (10%) beneficial owners complied with all applicable Section 16(a) filing requirements.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table provides information regarding the total compensation paid or accrued by the Company to each of its Chief Executive Officer and the two most highly-compensated executive officers other than the CEO who earned more than $100,000 in total compensation during the fiscal year ended December 31, 2014 and were employed by the Company on December 31, 2014 (the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (a)	Non- Equity Incentive Plan Comp. ($)	Change in Pension Value and Non- Qualified Deferred Comp. Earnings($)	All Other Comp. ($)	Total ($)
Robert H. Eder, Chairman & Chief Executive Officer	2014	449,873	0	0	0(b)	0	0	35,595(c)	485,468
	2013	449,197	0	0	0(b)	0	0	63,455(d)	512,652

P. Scott Conti, President & Chief Operating Officer	2014	233,533	0	0	16,500	0	0	14,645(e)	264,678
	2013	233,681	0	0	9,828	0	0	14,655(e)	258,164

Frank K. Rogers, Vice President & Chief Commercial Officer	2014	168,084	3,000	0	6,862	0	0	10,912(e)	188,858
	2013	167,831	0	0	4,579	0	0	10,647(e)	183,057

(a)	The amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2014, in accordance with Accounting Standards Codification (ASC)715.

(b)	Under the terms of the Company’s Stock Option Plan, Mr. Eder is not eligible to receive a grant of stock options.

(c)
Includes $16,250 paid directly to Mr. Eder’s retirement account under the Company’s Simplified Employee Pension plan (“SEP”), $13,433 in life insurance premiums for 2014 and $5,912 in other amounts (including lodging and meals).

(d)
Includes $15,938 paid directly to Mr. Eder’s retirement account under the Company’s SEP, $15,689 in life insurance premiums for 2013, $29,194 for purchase of a vehicle for use by Mr. Eder and $2,634 in other amounts (including lodging and meals).

(e)	Reflects amounts paid directly to officer’s retirement account under the Company’s SEP.

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Outstanding Equity Awards at Fiscal Year End

The following table provides information on all outstanding equity awards held by each of the Named Executive Officers as of December 31, 2014.

Name	Number of securities underlying unexercised options (#) exercisable	Option exercise price ($)	Option expiration date
Robert H. Eder(a)	N/A	N/A	N/A
P. Scott Conti	383	14.900	01/03/16(b)
	440	19.500	01/02/17(c)
	465	16.720	01/02/18(d)
	570	11.990	01/02/19(e)
	618	10.750	01/04/20(f)
	715	16.750	01/03/21(g)
	716	11.400	01/03/22(h)
	704	13.960	01/03/23(i)
	844	19.550	01/02/24(j)
Frank K. Rogers	226	14.900	01/03/16(b)
	249	19.500	01/02/17(c)
	272	16.720	01/02/18(d)
	257	11.990	01/02/19(e)
	351	10.750	01/04/20(f)
	326	16.750	01/03/21(g)
	328	11.400	01/03/22(h)
	335	13.960	01/03/23(i)
	351	19.550	01/02/24(j)

(a)	Under the terms of the Company’s Stock Option Plan, Mr. Eder is not eligible to receive a grant of stock options.
(b)	Vested January 3, 2006
(c)	Vested January 2, 2007
(d)	Vested January 2, 2008
(e)	Vested January 2, 2009
(f)	Vested January 4, 2010
(g)	Vested January 3, 2011
(h)	Vested January 3, 2012
(i)	Vested January 2, 2013
(j)	Vested January 2, 2014

Nonqualified Deferred Compensation Plans

There are no nonqualified deferred compensation plans for the Company’s management employees (including the Named Executive Officers).

Potential Payments Upon Termination or Change-in-Control

As of December 31, 2014, the Company was not obligated to any member of management for any payments or benefits (including, without limitation, insurance benefits for health, life, disability or any other matter, outplacement services, tax gross ups or any other payment or benefit) upon the event of termination from the Company, whether upon the basis of retirement (including voluntary retirement, early retirement or retirement upon attaining the age on which full retirement benefits are payable), involuntary termination (including termination for cause, not for cause and for good reason, other than change-in-control), disability or death. In the event that a management employee’s position with the Company is terminated other than for cause as a result of a change-in-control of the Company or a management employee resigns following a significant reduction of such employee’s base salary occurring within two (2) years following a change-in-control, such employee is eligible to receive a payment, as detailed below. A change-in-control is deemed to have occurred upon (1) the occurrence of a change in the beneficial ownership directly or indirectly of securities representing more than fifty percent (50%) of the voting power of the Company’s stock, (2) the sale of all or substantially all of the Company’s assets, (3) a transaction in which the Company is not the surviving entity, or (4) complete liquidation of the Company (each, a “Change-in-Control Event”). In such case the management employee is entitled to a lump sum severance payment within two (2) years of the effective date of a Change-in-Control Event to be determined as of the date of termination, as adjusted based on the Change-in-Control Event and the date of termination, as follows:

Years of Service at Date of Termination	Severance Benefit
0 through 9 Years 10 through 19 Years 20 through 29 Years 30 Years or More	One (1) times Annual Base Salary One and one-half (1½) times Annual Base Salary Two (2) times Annual Base Salary Two and one-half (2½) times Annual Base Salary

On April 24, 2013, the Stock Option & Compensation Committee approved a modification to the Company’s potential payments upon termination or change-in-control with respect to the President, Treasurer, Vice President(s), and General Counsel (“Executive Management”) in the event that an Executive Management position with the Company is terminated other than for cause as a result of a Change-in-Control Event or an Executive Management employee resigns following a significant reduction of such employee’s base salary occurring within two years following the Change-in-Control Event. In such case the Executive Management employee is entitled to a lump sum severance payment within two (2) years of the effective date of a Change-in-Control Event to be determined as of the date of termination, as adjusted based on the Change-in-Control Event and the date of termination. The new change-in-control severance benefit such employee is eligible to receive is two (2) times Annual Base Salary for twenty-nine (29) years of service or less and two and one-half (2½) times Annual Base Salary for thirty (30) years or more of service. Mr. Eder is not eligible for these change-in-control severance benefits.

Annual Base Salary means the management employee’s annual rate of base pay in effect immediately prior to the effective date of the Change-in-Control Event.

Both management and Executive Management employees, excluding Mr. Eder, are entitled to a pro rata portion of the Severance Benefit if such management employee is terminated, other than for cause, by the Company at any time within two (2) years following a Change-in-Control Event.

In accordance with the terms set forth above, the following payments would have been due the following management employees as of December 31, 2014 had a Change-in-Control Event taken place.

P. Scott Conti                               -         $467,066 (2 X Annual Base Salary)
Robert H. Eder                             -         N/A
Frank K. Rogers                          -         $336,168 (2 X Annual Base Salary)

Under the terms of the life insurance policy for the benefit of Mr. Eder, Mr. Eder’s designated beneficiary would have been entitled to receive $1,600,000 had a termination of his employment occurred on December 31, 2014 as a result of his death.

TRANSACTIONS WITH MANAGEMENT

Potential conflicts of interest and related party transactions are referred by the Board of Directors to the Audit Committee for review and approval. In reviewing and evaluating potential conflicts of interest and related party transactions, the Audit Committee uses applicable NASDAQ Marketplace Rules and SEC rules as a guide.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Company’s Board of Directors appointed Stowe & Degon, LLC (“S&D”) as auditors of the accounts of the Company for 2014.

The Company has been advised by S&D that it has no direct financial interest or any material indirect financial interest in the Company, nor has it had any connection with the Company during the past four (4) years in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

It is expected that a representative of S&D will be present at the annual meeting with the opportunity to make a statement if he/she so desires, and that such representative will be available to respond to appropriate questions.

Audit Fees and Services

Aggregate fees for professional services rendered for the Company by S&D for the fiscal year ended December 31, 2013 and 2014 are set forth below. The aggregate fees included in the Audit category are billed for the fiscal years indicated for the audit of the Company’s annual financial statements and review of financial statements.  The aggregate fees included in each of the other two (2) categories are fees billed during the fiscal years.

	Fiscal Year 2014	Fiscal Year 2013
Audit Fees	$ 123,000	$ 120,989
Tax Fees	---	---
All Other Fees	---	---

Audit Fees: reflects audit fees for the fiscal years ended December 31, 2014 and 2013 for professional services rendered for the audit of the annual financial statement of the Company and quarterly review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q required to complete the year-end audit of the financial statements.

Tax Fees: no amounts on account of tax fees were paid in 2013 or 2014.

All Other Fees: no other fees were paid for the fiscal years ended December 31, 2014 and 2013.

The Audit Committee has determined that the provision of the above services is compatible with maintaining S&D’s independence.

Policy on Audit Committee Pre-Approval. The Audit Committee pre-approves all audit and non-audit services provided by the independent registered accountants prior to the engagement of the independent registered accountants with respect to such services. Unless a type of service to be provided by the independent registered auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific prior approval by the Audit Committee. The Audit Committee may delegate pre-approval authority to one (1) or more member(s) which member(s) shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

The Audit Committee has engaged S&D for the calendar year ending December 31, 2015.

PROPOSAL NO. 2
APPROVAL OF AN AMENDMENT TO THE BYLAWS OF PROVIDENCE AND WORCESTER RAILROAD COMPANY DESIGNATING THE STATE OF RHODE ISLAND AND PROVIDENCE PLANTATIONS AS THE EXCLUSIVE FORUM FOR CERTAIN LEGAL ACTIONS

The Board of Directors is proposing an amendment to the Bylaws of the Company (“Bylaws”) to add a new Section 5 to Article VII designating courts of the State of Rhode Island and Providence Plantations as the sole and exclusive forum for certain legal actions. The proposed amendment would designate (i) any derivative action brought on behalf of the Company, and (ii) any action brought by a shareholder against the Company or any of its directors, officers, or other employees alleging a violation of the State of Rhode Island Business Corporation Act, the Company’s legislative charter, or Bylaws, a breach of fiduciary duties, or a violation asserting a claim governed by the internal affairs doctrine. This would not include actions in which the courts of the State of Rhode Island conclude that an indispensable party is not subject to the jurisdiction of the State of Rhode Island courts and can be subject to the jurisdiction of another court within the United States.

This amendment is intended to avoid subjecting the Company to multiple lawsuits in multiple jurisdictions on matters relating to the corporate law of the State of Rhode Island, our state of incorporation. The ability to require such actions to be brought in a single forum provides numerous benefits to the Company and our shareholders including the avoidance of costly and duplicative litigation, reducing the risk and cost of multi-jurisdictional disputes, and discouraging forum shopping.

The Board of Directors is aware that certain proxy advisors, and even some institutional shareholders, take the view that they will not support an exclusive forum clause until the company requesting it can show it already has suffered material harm as a result of multiple shareholder suits filed in different jurisdictions regarding the same matter. The Board believes that it is more prudent and in the best interest of shareholders to take preventive measures before the Company and the interests of most of its shareholders are materially harmed by the increasing practice of the plaintiff’s bar to file claims in multiple jurisdictions. It is important to note that this action by the Board is not being taken in reaction to any specific litigation confronting the Company; rather, this action is being taken on a prospective basis to prevent potential future harm to the Company and its shareholders.

If this amendment is approved by our shareholders, it will become effective immediately upon amending the Bylaws of the Company and the filing of any required state or federal certifications, which we intend to do promptly following action by the shareholders at the Annual Meeting. If this amendment is not approved by the Company’s shareholders, the Bylaws will not be amended. The complete text of the proposed amendment is set forth in Appendix A.

Recommendation of the Board of Directors:
The Board of Directors unanimously recommends that the shareholders vote FOR approval Proposal No. 2. The affirmative votes of the holders of majorities of the outstanding Common Stock and Preferred Stock, voting as separate classes, will be required for such approval.

PROPOSAL NO. 3
APPROVAL OF THE PROVIDENCE AND WORCESTER RAILROAD COMPANY
2015 EQUITY INCENTIVE PLAN

On January 28, 2015, the Board of Directors approved for submission to the shareholders the 2015 Equity Incentive Plan (the “2015 Plan”) as set forth in Appendix B to this proxy statement. In 2014, the Stock Option & Compensation Committee (the “Compensation Committee”) engaged the services of Frederic W. Cook & Co., Inc. (“FW Cook”), a nationally recognized consultant firm, to assist the Company in its review of its compensation and benefits programs, including the competitiveness of employee pay levels, overall compensation and benefit plan structure, and industry trends utilizing pay-for-performance compensation models. In recommending the 2015 Plan to the Board of Directors, the Stock Option & Compensation Committee considered FW Cook’s recommendations and equity incentive award proposals and concluded that the 2015 Plan would promote the long range goals of the Company and enhance shareholder value. The 2015 Plan replaces the Non-Qualified Stock Option Plan (the “Non-Qualified Plan”), which was adopted by the Board of Directors on July 27, 1988.

Key features of the 2015 Plan include: conditions governing the award of options based on pre-established performance metrics, individual, departmental, and corporate performance objectives, mandatory financial and non-financial performance measurement, and caps set on incentive compensation. The 2015 Plan does not allow for reuse of shares tendered, exchanged, or withheld to cover option exercise costs, any award shares withheld to cover taxes, and all shares underlying an award of stock appreciation rights once such stock appreciation rights are exercised.  A further description of the 2015 Plan is below.

Purpose.  The 2015 Plan will support the alignment of interests between the directors, officers, and key employees of the Company who are primarily responsible for the continued success and growth of the railroad and the Company’s shareholders through increased ownership of the Company and through market-competitive long-term equity incentives based on, among other things, individual and company-wide performance metrics. Importantly, the purpose of the 2015 Plan is to promote the interests of the Company by granting awards to the directors, officers and key employees of the Company in order to attract and retain directors, officers and key employees demonstrating outstanding abilities, provide an incentive to selected individuals to work to increase the value of the Company’s stock, and provide each such individual with a stake in the future of the Company that aligns the economic interests of such employee with the interests and expectations of our shareholders.

Authorized Shares.  The maximum number of authorized but unissued or reacquired shares of common stock of the Company issuable under the 2015 Plan is 350,000.

If any award expires, lapses or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company, any such shares that are reacquired or subject to such a terminated award will again become available for issuance under the 2015 Plan.  Upon any stock dividend, stock split, reverse stock split, recapitalization or similar change in our capital structure, appropriate adjustments will be made to the shares subject to the 2015 Plan, to the award grant limitations and to all outstanding awards.

Administration.  The 2015 Plan will be administered by the Compensation Committee or other committee of the Board of Directors duly appointed to administer the 2015 Plan, or, in the absence of such committee, by the Board of Directors.  In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, administration must be by a Committee comprised solely of two or more “outside directors” within the meaning of Section 162(m) of the Code.  (For purposes of this summary, the term “Committee” will refer to either such duly appointed committee or the Board of Directors.)  Subject to the provisions of the 2015 Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of such awards, and all of their terms and conditions.  The Committee may, subject to certain limitations on the exercise of its discretion under Section 162(m) of the Code, amend, cancel, renew or grant a new award in substitution for, any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award.  With respect to participation by any person whose transactions in the Company’s common stock are subject to Section 16 of the Exchange Act, the 2015 Plan will be administered in compliance with the requirements, if any, of Rule 16b-3 of the Exchange Act.  The 2015 Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2015 Plan.  The Committee will interpret the 2015 Plan and awards granted thereunder, and all determinations of the Committee will be final and binding on all persons having an interest in the 2015 Plan or any award.

Eligibility.  Awards under the 2015 Plan may be granted to executive officers and other key employees of the Company or any parent or subsidiary corporation of the Company.  The 2015 Plan also provides that other individuals who perform services for, or act as directors of, the Company or any parent or subsidiary corporation of the Company may be granted awards.  Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company.  The 2015 Plan’s eligibility criteria are intended to encompass a group which is currently estimated at approximately thirty (30) individuals, which includes seven (7) executive officers.  The Committee bases its selection of award recipients, and its determination of the number of shares of the Company’s common stock or units to be covered by each award, on the nature of the participant’s duties and present and potential contributions to the Company’s success and other factors it deems relevant.  The actual number of individuals who will receive an award cannot be determined in advance because the Committee has discretion to select the participants.

Awards.  Awards under the 2015 Plan may be granted in the form of:

• stock options; • stock appreciation rights; • restricted stock awards;	• performance awards; or • other equity-based awards.

Shares reserved for issuance, but never issued, such as shares covered by expired or terminated options, may be available for subsequent awards.

Stock Options.  Each option granted under the 2015 Plan must be evidenced by a written agreement between the Company and the participant specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the 2015 Plan.  The exercise price of each stock option will be established in the discretion of the Committee, provided, however, that the exercise price for an incentive stock option may not be less than 100% of the fair market value of the Company’s common stock on the date of grant.  Furthermore, any incentive stock option granted to a person, who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a “Ten Percent Owner”) must have an exercise price equal to at least 110% of the fair market value of the Company’s common stock on the date of grant.  Subject to appropriate adjustment in the event of any change in the capital structure of the Company, no employee may be granted options for more than 25,000 shares in any fiscal year of the Company.

The 2015 Plan provides that the option exercise price may be paid in cash, by check, or in cash equivalent, by the assignment of the proceeds of a sale with respect to some or all of the shares being acquired upon the exercise of the option, to the extent legally permitted, by tender of Company’s common stock owned by the participant having a fair market value not less than the exercise price, by such other lawful consideration as approved by the Committee, or by any combination of these.  Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant.  No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or reacquired by the Company, through the participant’s surrender of a portion of the option shares to the Company.

Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee.  The maximum term of any option granted under the 2015 Plan is ten years, provided that an incentive stock option granted to a participant owning more than ten percent of the Company’s common stock must have a term not exceeding five years.  The Committee will specify in each written option agreement, and solely in its discretion, the period of post-termination exercise applicable to each option.

Stock options are nontransferable by the participant, other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant.  However, a nonstatutory stock option may be assigned or transferred to the extent permitted by the Committee and set forth in the option agreement.

Annual Directors’ Options.  Upon the adjournment of each annual meeting, the 2015 Plan provides to directors who are not employees of the Company, or its affiliates, non-qualified options to purchase a number of shares of stock as the Board of Directors shall determine based upon the recommendation of the Committee, subject to the limitations contained in the Plan.  If a person is first elected to serve as director of the Company at any meeting of the shareholders other than an annual meeting, such person is granted an option to purchase shares of Stock upon such election as determined by Board of Directors at the time of such person’s election.  Each of these options has an exercise price equal to the fair market value per share of the stock as of the date of the grant.  The options granted to directors have a term of ten years and become exercisable immediately prior to the occurrence of the annual meeting following the date the option is granted.  However, the 2015 Plan provides that all such options become immediately exercisable upon a change of control of the Company.  If a director ceases to be a director of the Company or of an affiliate for any reason other than death or disability, all such options that are not exercisable terminate and any remaining options may be exercised within two years following the director’s termination.  If a director ceases to be a director of the Company or an affiliate due to death or disability, all such options granted to such director become immediately exercisable, and may be exercised within two years following the date of death or disability.

Stock Appreciation Rights.  Each stock appreciation right (“SAR”) granted under the 2015 Plan must be evidenced by a written agreement between the Company and the participant specifying the number of shares subject to the award and the other terms and conditions of the award, consistent with the requirements of the 2015 Plan.

A SAR gives a participant the right to receive the appreciation in the fair market value of the Company’s common stock between the date of grant of the award and the date of its exercise.  The Company may pay the appreciation either in cash or in the Company’s common stock.  The Committee may grant SARs under the 2015 Plan in tandem with a related stock option or as a freestanding award.  A tandem SAR is exercisable only at the time and to the same extent that the related option is exercisable, and its exercise causes the related option to be canceled.  Freestanding SARs vest and become exercisable at the times and on the terms established by the Committee.  The maximum term of any SAR granted under the 2015 Plan is ten years.  Subject to appropriate adjustment in the event of any change in the capital structure of the Company, no employee may be granted SARs for more than 25,000 shares in any fiscal year of the Company.

SARs are nontransferable by the participant, other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant.

Restricted Stock Awards.  The Committee may grant restricted stock awards under the 2015 Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase the Company’s common stock, or in the form of a restricted stock bonus, for which the participant furnishes consideration in the form of services to the Company.  The Committee determines the purchase price payable under restricted stock purchase awards, which may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, and the shares acquired may not be transferred by the participant until vested.  Participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award.  Subject to appropriate adjustment in the event of any change in the capital structure of the Company, no employee may be granted in any fiscal year of the Company, one or more restricted stock awards, subject to vesting conditions based on the attainment of performance goals, for more than 25,000 shares.

Restricted Stock Units.  The Committee may grant restricted stock units under the 2015 Plan which represent a right to receive common stock of the Company at a future date determined in accordance with the participant’s award agreement.  No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to the Company.  The Committee may grant restricted stock unit awards subject to the attainment of performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards.  Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards.  However, the Committee may grant restricted stock units that entitle their holders to receive dividend equivalents, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends paid by the Company.  Subject to appropriate adjustment in the event of any change in the capital structure of the Company, no employee may be granted in any fiscal year of the Company, one or more restricted stock or unit awards for more than 25,000 shares.

Performance Awards.  The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing designated as performance shares or performance units.  Performance shares and performance units are unfunded bookkeeping entries generally having initial values, respectively, equal to the fair market value determined on the grant date of the common stock.  Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more predetermined performance goals are attained within a predetermined performance period.  To the extent earned, performance awards may be settled in cash, common stock of the Company or any combination thereof.  Subject to appropriate adjustment in the event of any change in the capital structure of the Company, for each fiscal year of the Company contained in the applicable performance period, no employee may be granted performance shares that could result in the employee receiving more than 25,000 shares of the Company’s common stock or performance units that could result in the employee receiving more than $250,000 with respect to such units. A participant may receive only one performance award with respect to any performance period.

Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Committee will establish one or more performance goals applicable to the award.  Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the Company and each parent and subsidiary corporation consolidated therewith for financial reporting purposes, or such division or business unit of the Company as may be selected by the Committee.  The Committee, in its discretion, may base performance goals on one or more of the following such measures:

• revenue;
• gross profit margin;
• operating income;
• operating margin;
• income before income taxes;
• net income;
• earnings before interest, taxes, depreciation and/or amortization (EBITDA);
• earnings per share (diluted);
• cash flow from operations;
• free cash flow;
• return on equity;
• return on assets;

• return on sales;
• market share;
• one or more operating ratios;
• stock price;
• accomplishment of mergers, acquisitions, dispositions or similar extraordinary business transactions;
• any individual performance objective that is measured solely in terms of quantitative targets related to the Company or the Company’s business; and
• any combination of the foregoing.

The performance goals selected in any case need not be applicable across the Company, but may be particular to an individual’s function or business unit.

Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant.  The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable to the participant on the basis of the performance goals attained.  However, no such reduction may increase the amount paid to any other participant.  In its discretion, the Committee may provide for the payment to a participant who is awarded performance shares of dividend equivalents with respect to cash dividends paid on the Company’s common stock.  Performance award payments may be made in lump sum or in installments.  If any payment is to be made on a deferred basis, the Committee may provide for the payment of dividend equivalents or interest during the deferral period.

Unless otherwise provided by the Committee, if a participant’s service terminates due to the participant’s death, disability or retirement prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant’s service during the performance period. If a participant’s service terminates prior to completion of the applicable performance period for any other reason, the 2015 Plan provides that, unless otherwise determined by the Committee, the performance award will be forfeited.  No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

Other Equity-Based Awards.  The Committee may, in its discretion, grant to eligible employees other equity-based awards, as deemed by the Committee to be consistent with the purposes of the 2015 Plan.

Effect of a Change in Control on Options.  In brief, a Change in Control is an event, which changes the ownership of a majority of the voting securities of the Company.  For purposes of the 2015 Plan, “Change in Control” means (i) any purchase of stock pursuant to a tender offer or exchange offer (other than by the Company), (ii) the acquisition of 30% or more of the ownership of the combined voting stock of the Company by any person or group other than the Company or its subsidiaries or any employee benefit plan of the Company or any person who was an officer or director of the Company on the effective date of the 2015 Plan, which person or group did not, before the such date, beneficially own 30% or more of the combined voting stock of the Company, (iii) approval by the Company’s shareholders of a consolidation, a merger in which the Company does not survive , or the sale of substantially all of the Company’s assets, or (iv) a change in the composition of a majority of the Board over a two-year period unless the selection or nomination of each of the new members is approved by two-thirds of those remaining members of the Board who were members at the beginning of the two-year period.  If a Change in Control occurs, the surviving, continuing, successor or purchasing corporation or parent corporation thereof may either assume all outstanding awards or substitute new awards having an equivalent value.

In the event of a Change in Control, and in the event that the outstanding stock options are not assumed or substituted for by the acquiring corporation, nor exercised as of the date of the Change in Control, then all such options will terminate and cease to be outstanding effective as of the date of the Change in Control.

Effect of Change in Control on Restricted Stock Awards.  In the event of a Change in Control, the lapsing of all vesting conditions and restrictions on any shares subject to any restricted stock award, restricted stock unit and restricted stock purchase right held by a participant whose service with the Company has not terminated prior to the Change in Control will be accelerated effective as of the date of the Change in Control.

Effect of Change in Control on SARs.  In the event of a Change in Control and the outstanding SARs are not assumed or substituted for by the acquiring corporation, then all unexercised and/or unvested portions of such outstanding awards will become immediately exercisable and vested in full as of the date 30 days prior to the date of the Change in Control.  In the event of a Change in Control and the outstanding SARs are not assumed or substituted for by the acquiring corporation, nor exercised as of the date of the Change in Control, then all such outstanding SARs will terminate and cease to be outstanding effective as of the date of the Change in Control.

Effect of Change in Control on Performance Awards.  In the event of a Change in Control, any performance award held by a participant whose service has not yet terminated (unless terminated by death or disability) will become payable effective as of the date of the Change in Control.

Summary of U.S. Federal Income Tax Consequences.  The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2015 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options.  A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code.  Participants who neither dispose of their shares within two years following the date the option was granted, nor within one year following the exercise of the option, will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares.  If a participant satisfies such holding periods upon the sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes.  If a participant disposes of shares within two years after the date of grant, or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the determination date (see discussion under “Nonstatutory Stock Options” below) and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction in which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition.  Any gain in excess of that amount will be a capital gain.  If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss.  Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally will be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

The difference between the option exercise price and the fair market value of the shares on the determination date of an incentive stock option (see discussion under “Nonstatutory Stock Options” below) is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year.  Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options.  Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status.  A participant generally recognizes no taxable income as the result of the grant of such an option, provided the exercise price of the option is no less than the fair market value of the common stock at the time of grant. Upon exercise of a nonstatutory stock option, the participant normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the determination date (as defined below).  If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes.  The “determination date” is the date on which the option is exercised, unless the shares are subject to a substantial risk of forfeiture (as in the case where a participant is permitted to exercise an unvested option and receive unvested shares which, until they vest, are subject to the Company’s right to repurchase them at the original exercise price upon the participant’s termination of service) and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable, or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture.  If the determination date is after the exercise date, the participant may elect, pursuant to Section 83(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the option is exercised, provided that no Section 83(b) election may be made unless permitted by the terms of the award agreement or approved in writing by the Committee.  Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss.  No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant.  The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Awards. A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the “determination date” (as defined above under “Nonstatutory Stock Options”).  If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes.  If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired, provided that no Section 83(b) election may be made unless permitted by the terms of the award agreement or approved in writing by the Committee.  Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss.  The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Performance and Restricted Stock Units Awards.  A participant generally will recognize no income upon the grant of a performance share, performance unit or restricted stock unit award.  Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any nonrestricted shares received.  If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes.  If the participant received shares of restricted stock, the participant generally will be taxed in the same manner as described above (see discussion under “Restricted Stock”).  Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the “determination date” (as defined above under “Nonstatutory Stock Options”), will be taxed as capital gain or loss.  The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Section 162(m).  Section 162(m) of the Code generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer, or to any of the four other most highly compensated officers of a publicly held company.  However, certain types of compensation, including performance-based compensation, are generally excluded from this deductibility limit.  To enable compensation in connection with stock options, certain restricted stock grants, performance shares and performance units awarded under the 2015 Plan to qualify as “performance-based” within the meaning of Section 162(m) of the Code, the 2015 Plan limits the sizes of such awards as described above.  While the Company believes that compensation in connection with such awards under the 2015 Plan will be deductible by the Company for federal income tax purposes, under certain circumstances, such as a Change in Control, compensation paid in settlement of performance awards may not qualify as “performance-based.”  By approving the 2015 Plan, the shareholders will be approving, among other things, eligibility requirements for participation in the 2015 Plan, financial performance measures upon which specific performance goals applicable to certain awards would be based, limits on the numbers of shares or level of compensation that could be made subject to certain awards, and the other material terms of the awards described above.

Section 409A.  Section 409A of the Code has implications that affect traditional deferred compensation plans, as well as certain equity-based awards, such as stock options, restricted stock units, and stock appreciation rights. Section 409A requires compliance with specific rules regarding the timing of exercise or settlement of equity-based awards and, unless explicitly set forth in a plan document or award agreement, no acceleration of payment is permitted. Under the preliminary guidance with respect to Section 409A provided by the U.S. Department of Treasury, individuals who hold equity awards are subject to the following penalties if the terms of such awards do not comply with the requirements of Section 409A: (i) appreciation is includible in the participant’s gross income for tax purposes once the awards are no longer subject to a “substantial risk of forfeiture” (e.g., upon vesting), (ii) the participant is required to pay interest at the tax underpayment rate plus one percentage point commencing on the date an award subject to Section 409A is no longer subject to a substantial risk of forfeiture, and (iii) the participant incurs a 20% penalty tax on the amount required to be included in income.

Awards to Participants Outside the United States.  The Committee may modify the terms of any award under the 2015 Plan made to a participant who is a resident or primarily employed outside the United States in order that such award will conform to applicable laws and regulations or so that the value and other benefits of the award to the participant, as affected by foreign tax laws and other restrictions, shall be comparable to the value of such an award to a participant who is resident or primarily employed in the United States.

Termination or Amendment.  The term of the 2015 Plan will be ten years.  No award grant will be made after the tenth anniversary of the Effective Date.  The 2015 Plan will continue in effect until the first to occur of (i) its termination by the Committee, (ii) the date on which all shares available for issuance under the 2015 Plan have been issued and all restrictions on such shares under the terms of the 2015 Plan and the agreements evidencing awards granted under the 2015 Plan have lapsed, or (iii) the tenth anniversary of the Effective Date.  The Committee may terminate or amend the 2015 Plan at any time, provided that no amendment may be made without shareholder approval if the Committee deems such approval necessary for compliance with any applicable tax or market system on which the shares of the Company’s common stock are then listed.  Furthermore, the provisions dealing with annual directors’ options may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974 or the rules thereunder.  No termination or amendment may affect any outstanding award unless expressly provided by the Committee, and in any event, may not adversely affect an outstanding award, without the consent of the participant, unless necessary to comply with any applicable law, regulation or rule.

Old Plan Benefits.  The Company has a Non-Qualified Plan under which options for an aggregate of 242,994 shares of common stock could be granted to officers, key employees and non-employee directors of the Company, other than a beneficial owner of more than fifty percent (50%) of the Company’s common stock or preferred stock, who are not subject to a collective bargaining agreement and have been an employee of the Company for more than one (1) year. Options granted under this plan for an aggregate of 8,240 shares, with an exercise price of $19.55were granted during the fiscal year ended December 31, 2014. Options granted under this plan for an aggregate of 63,285 shares with exercise prices ranging from $10.75 to $19.55 per share were outstanding at December 31, 2014. A total of 179,659 shares remain available for option grants under this plan. The Non-Qualified Plan will terminate effective upon the approval of the 2015 Plan by the shareholders. If the 2015 Plan is not approved, then the Non-Qualified Plan is scheduled to expire on April 29, 2020. No options may be granted under the Non-Qualified Plan after its termination or expiration.

New Plan Benefits.  No awards will be granted under the 2015 Plan prior to its approval by the shareholders.  Awards under the 2015 Plan will be granted at the discretion of the Committee and, accordingly, are not yet determinable.  In addition, benefits under the 2015 Plan will depend on a number of factors, including fair market value of the Company’s common stock on future dates, actual performance against performance goals established with respect to performance awards and decisions made by participants.  Consequently, it is not currently possible to determine the benefits that might be received by participants under the 2015 Plan.

Recommendation of the Board of Directors:
The Board of Directors unanimously recommends that the shareholders vote FOR approval Proposal No. 3. The affirmative votes of the holders of majorities of the outstanding Common Stock and Preferred Stock, voting as separate classes, will be required for such approval.

PROPOSALS FOR 2016 ANNUAL MEETING

The 2016 annual meeting of the shareholders of the Company is scheduled to be held on April 27, 2016. If a shareholder intending to present a proposal at that meeting wishes to have a proper proposal included in the Company’s proxy statement and form of proxy relating to the meeting, the shareholder must submit the proposal to the Company not later than November 20, 2015. Shareholder proposals that are to be considered at the 2016 annual meeting but are not requested to be included in the Company’s Proxy Statement must be submitted no later than February 29, 2016.

OTHER MATTERS

No business other than that described above and/or set forth in the attached Notice of Meeting is expected to come before the annual meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company. In the event any of the nominees for the office of director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies will vote to choose not to fill the seat or to vote for other persons in their place in what they consider the best interests of the Company.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 29, 2015.

The Company’s Proxy Statement, sample proxy cards and 2014 Annual Report on Form 10-K are available at: www.edocumentview.com/pwx.

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APPENDIX A

AMENDMENT TO THE BYLAWS OF
PROVIDENCE AND WORCESTER RAILROAD COMPANY

The Bylaws of Providence and Worcester Railroad Company are hereby amended, effective on the date of the approval of this Amendment by the stockholders of the corporation at a meeting thereof duly called at which a quorum was present and acting throughout, to add the following new Section 5 to Article VII:

Section 5.  Exclusive Forum.  Unless the corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or other employee of the corporation to the corporation or the corporation’s stockholders, (iii) any action asserting a claim against the corporation or any director or officer or other employee of the corporation arising pursuant to any provision of the Rhode Island Business Corporation Act or the corporation’s legislative charter, as heretofore amended, or Bylaws (as either may be amended from time to time), or (iv) any action asserting a claim against the corporation or any director or officer or other employee of the corporation governed by the internal affairs doctrine shall be a state court located within the State of Rhode Island (or, if no state court located within the State of Rhode Island has jurisdiction, the United States District Court for the District of Rhode Island).

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APPENDIX B

PROVIDENCE AND WORCESTER RAILROAD COMPANY
2015 EQUITY INCENTIVE PLAN

SECTION 1.                         PURPOSE

This 2015 Equity Incentive Plan (the “Plan”) is designed to attract and retain the best available talent and encourage the highest level of performance by, and provide additional incentive to executives and other key employees of the Company and any other member of the Participating Company Group, and for certain other individuals providing services to or acting as directors of the Company.  The Company intends that this purpose will be effected by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Awards and Other Stock-Based Awards, which afford such executives, key employees, directors and other eligible individuals an opportunity to acquire or increase their proprietary interest in the Company through the acquisition of shares of its Stock.  The terms of the Plan shall be interpreted in accordance with this intention.

SECTION 2.                         DEFINITIONS AND CONSTRUCTION

2.1         Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

“Acquiring Corporation” shall have the meaning set forth in Section 12.1 hereof.

“Award” means any Option, SAR, Restricted Stock Award, Performance Award or Other Stock-Based Award granted under the Plan.

“Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.  An Award Agreement may be an “Option Agreement,” a “SAR Agreement,” a “Restricted Stock Purchase Agreement,” a “Restricted Stock Bonus Agreement,” a “Restricted Stock Unit Agreement,” a “Performance Share Agreement,” or a “Performance Unit Agreement.”

“Board” means the Board of Directors of the Company.

“Calculation Date” shall have the meaning set forth in Section 4.2 hereof.

“Cashless Exercise” shall have the meaning set forth in Section 6.3 hereof.

“Cause” shall have the meaning given such term in the applicable Award Agreement and, in the absence of any such definition, means (x) any material breach by the Participant of any agreement to which the Participant and the Company are both parties, (y) any willful or grossly negligent act or omission to act by the Participant which is reasonably likely to have a material and adverse effect on the Company’s business or on the Participant’s ability to perform services for the Company, including, without limitation, the conviction of, or pleading of nolo contendere to, any crime (other than ordinary traffic violations), or (z) any material misconduct or willful and material neglect of duties by the Participant in connection with the business or affairs of the Company or any Participating Company.

“Change in Control” means (i) any purchase of Stock pursuant to a tender offer or exchange offer (other than by the Company), (ii) the acquisition of 30% or more of the beneficial ownership of that class or classes of securities of the Company which have the power separately or together with any other class to elect a majority of the Company’s Board of Directors by any person or group (as such terms are used in Section 13(d) and 14(d) of the Exchange Act), other than the Company or its subsidiaries or any employee benefit plan of the Company or any person who was an officer or director of the Company on the Effective Date of the Plan, which person or group did not theretofore beneficially own 30% or more of such class or classes of securities of the Company, (iii) a merger in which the Company does not survive, or the sale of substantially all of the Company’s assets, or (iv) a change in the composition of a majority of the Board over a two-year period unless the selection or nomination of each of the new members is approved by two-thirds of those remaining members of the Board who were members at the beginning of the two-year period.

“Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

“Committee” means the Stock Option and Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board.  If no committee of the Board has been appointed to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

“Company” means Providence and Worcester Railroad Company, a Rhode Island corporation, or any successor company thereto.

“Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.

“Designated Beneficiary” means the beneficiary or beneficiaries designated by the Participant in a writing filed with the Committee in such form and at such time as the Committee shall require.

“Director” means a member of the Board or of the board of directors of any other Participating Company.

“Disability” shall have the meaning given such term in the applicable Award Agreement and, in the absence of any such definition, means permanent and total disability as defined in Section 22(e)(3) of the Code.

“Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award (other than an Option or SAR) held by such Participant.

“Effective Date” shall have the meaning set forth in Section 20 hereof.

“Eligible Person” means any Director, Employee or Consultant.

“Employee” means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended and any applicable regulations promulgated thereunder.

“Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock on such national or regional securities exchange or market system constituting the primary market for the Stock, as reported in the Eastern Edition of The Wall Street Journal or such other source as the Committee deems reliable.  If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

“Freestanding SAR” means a SAR awarded by the Committee pursuant to Section 7.1 hereof other than in connection with an Option.

“Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an “incentive stock option” within the meaning of Section 422(b) of the Code or any successor provision thereto as in effect from time to time.

“Insider” means, at any time, any person whose transactions in Stock are subject to Section 16 of the Exchange Act or any successor rule or regulation thereto as in effect from time to time.

“New Shares” shall have the meaning set forth in Section 11.2 hereof.

“Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an Incentive Stock Option.

“Option” means a right to purchase Stock (subject to adjustment as provided in Section 7 and 11 hereof) pursuant to the terms and conditions of the Plan.

“Option Expiration Date” shall have the meaning set forth in Section 6.4 hereof.

“Other Stock-Based Award” means any right granted under Section 10 hereof.

“Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

“Participant” means any Eligible Person selected by the Committee to receive an Award under the Plan.

“Participating Company” means the Company or any Parent Corporation or Subsidiary Corporation.

“Participating Company Group” means at any point in time, all corporations collectively which are then Participating Companies.

“Performance Award” means an Award of Performance Shares or Performance Units.

“Performance Goal” means a performance goal established by the Committee pursuant to Section 9.2 hereof.

“Performance Period” means a period established by the Committee pursuant to Section 9.2 hereof, at the end of which one or more Performance Goals are to be measured.

“Performance Share” means a bookkeeping entry representing a right granted to a Participant pursuant to the terms and conditions of Section 9 hereof to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.

“Performance Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to the terms and conditions of Section 9 hereof to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.

“Plan” means the 2015 Equity Incentive Plan, as amended from time to time.

“Restricted Stock” means Stock granted to a Participant pursuant to the terms and conditions of Section 8 hereof.

“Restricted Stock Award” means an Award of Restricted Stock, a Restricted Stock Purchase Right or a Restricted Stock Unit.

“Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to the terms and conditions of Section 8 hereof.

“Restricted Stock Unit” means a bookkeeping entry representing a right granted to a Participant to receive in cash or Stock the Fair Market Value of a share of Stock granted pursuant to the terms and conditions of Section 8 hereof.

“Restriction Period” means the period established in accordance with Section 8.4 hereof during which shares subject to a Restricted Stock Award are subject to Vesting Conditions.

“Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation thereto.

“Section 162(m)” means Section 162(m) of the Code.

“Securities Act” means the Securities Act of 1933, as amended and any applicable regulations promulgated thereunder.

“Service” means a Participant’s employment or service with a Participating Company, whether in the capacity of an Employee, a Director or a Consultant.  A Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Participating Company or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service.  Furthermore, a Participant’s Service with a Participating Company may be deemed, as provided in the applicable Award Agreement, not to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the one hundred eighty-first (181st) day of such leave any Incentive Stock Option held by such Participant shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonstatutory Stock Option unless the Participant’s right to return to Service with the Participating Company is guaranteed by statute or contract.  Notwithstanding the foregoing, unless otherwise designated by the Committee or the Participating Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement.  A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the Participating Company for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

“Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 11 hereof.

“Stock Appreciation Right” or “SAR” means a bookkeeping entry representing, for each share of Stock subject to such SAR, a right granted to a Participant pursuant to Section 7 hereof to receive payment of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.

“Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

“Substitute Awards” shall mean Awards granted or shares of Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary Corporation or with which the Company or any Subsidiary Corporation combines.

“Tandem SAR” means a SAR awarded by the Committee in connection with an Option pursuant to Section 7.1 hereof.

“Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

“Vesting Conditions” means those conditions established in accordance with Section 8.4 prior to the satisfaction of which shares subject to a Restricted Stock Award remain subject to forfeiture or a repurchase option in favor of the Company.

2.2         Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan.  Except when otherwise indicated by the context, the singular shall include the plural, the plural shall include the singular and the masculine shall include the feminine and neuter, as the context requires.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

SECTION 3.                         ADMINISTRATION

3.1         Administration by the Committee.

The Plan shall be administered by the Committee.  All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

3.2         Authority of Officers. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3         Powers of the Committee.  In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a)  to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock or units to be subject to each Award;

(b)  to determine the type of Award granted and to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

(c)  to determine the Fair Market Value of shares of Stock or other property;
(d)  to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the purchase price of any Stock, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e)  to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;

(f)  to approve one or more forms of Award Agreement;

(g)  to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h)  to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including, without limitation, with respect to the period following a Participant’s termination of Service;

(i)  to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Awards;

(j)  to authorize, in conjunction with any applicable Company deferred compensation plan, that the receipt of cash or Stock subject to any Award under this Plan, may be deferred under the terms and conditions of such Company deferred compensation plan; and

(k)  to correct any defect, supply any omission or reconcile any inconsistency in the Plan or  any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem  advisable to the extent not  inconsistent with the provisions of the Plan or applicable law.

3.4         Administration with Respect to Insiders.  With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3 of the Exchange Act.

3.5         Committee Complying with Section 162(m).  If the Company is a “publicly held corporation” within the meaning of Section 162(m) of the Code, the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m) of the Code.

3.6         Indemnification.  In addition to such other rights of indemnification as they may have as members of the Board, the Committee or as officers or employees of a Participating Company, members of the Board or of the Committee and any officers or employees of the Participating Company to whom authority to act for the Board, the Committee or the Company is delegated, shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

SECTION 4.                         SHARES SUBJECT TO PLAN

4.1         Share Reserve.  The total number of shares of Stock that may be issued pursuant to Awards granted under the Plan shall not exceed an aggregate of three hundred fifty thousand (350,000) shares; provided, however, that the class and aggregate number of shares which may be subject to Awards granted under the Plan shall be subject to adjustment as provided in Section 11 hereof.

4.2         Determination of Shares Issued and Issuable. Shares of Stock shall not be deemed to have been issued pursuant to the Plan (i) with respect to any portion of an Award that is settled in cash or (ii) to the extent such shares are withheld and/or attested to in satisfaction of tax withholding obligations pursuant to Section 14.2.  Upon payment in shares of Stock pursuant to the exercise of a SAR, the number of shares available for issuance under the Plan shall be reduced only by the number of shares actually issued in such payment.  If the exercise price of an Option is paid by withholding, tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised.

4.3         Expiration, Cancellation or Termination of Award.  Whenever any outstanding Award under the Plan expires for any reason, is canceled or is otherwise terminated without having been exercised or settled in full, the shares of Stock allocable to the unexercised portion of such Award may again be the subject of Awards under the Plan.

4.4         Substitute Awards.  Substitute Awards shall not reduce the shares of Stock authorized for issuance under the Plan, nor shall shares of Stock subject to a Substitute Award be added to the shares available for Awards under the Plan as provided in Sections 4.2 and 4.3 above.  Additionally, in the event that a company acquired by the Company or any Subsidiary Corporation or with which the Company or any Subsidiary Corporation combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares of Stock authorized for grant under the Plan (and shares subject to such Awards shall not be added to the shares available for Awards under the Plan as provided in Sections 4.2 and 4.3 above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

4.5         Source of Shares.  The Stock subject to the Awards granted under the Plan shall be shares of the Company’s authorized but unissued Stock or shares of the Stock held in treasury.

SECTION 5.                         ELIGIBILITY

5.1         General.  In determining the Participants to whom Awards shall be granted and the amount of Stock or units to be covered by each Award, the Committee shall take into account the nature of the Participant’s duties, the present and potential contributions to the success of the Company, and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan.

5.2         Persons Eligible for Incentive Stock Options.  Incentive Stock Options may be granted only to Employees.  For purposes of the foregoing sentence, the term “Employees” shall include prospective Employees to whom Incentive Stock Options are granted in connection with written offers of employment with the Participating Companies; provided, however, that any such Incentive Stock Option shall be deemed granted effective on the date such person commences Service as an Employee, with an exercise price determined as of such date in accordance with Section 6.1 hereof.  Eligible persons may be granted more than one (1) Incentive Stock Option.

5.3         Persons Eligible for Other Awards.  Awards other than Incentive Stock Options may be granted only to Eligible Persons.  For purposes of the foregoing sentence, the term “Eligible Person” shall include current and prospective Employees, current and prospective Consultants and current and prospective Directors to whom Awards are granted in connection with written offers of an employment or other service relationship with the Participating Companies; provided, however, that no Stock subject to any such Award shall vest, become exercisable or be issued prior to the date on which such person commences Service as an Employee, Consultant or Directors.  Eligible persons may be granted more than one (1) Award.
5.4         Fair Market Value Limitation on Incentive Stock Options.  To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Companies, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portions of such options which exceed such amount shall be treated as Non-statutory Stock Options.  For purposes of this Section 5.4, Options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted.  If the Code is amended to provide for a different limitation from that set forth in this Section 5.4, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code.  If an Option is treated as an Incentive Stock Option in part and as a Non-statutory Stock Option in part by reason of the limitation set forth in this Section 5.4, the Participant may designate which portion of such Option the Participant is exercising.  In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first.  Separate certificates representing each such portion shall be issued upon the exercise of the Option.

5.5         Section 162(m) Award Limits. The following limits shall apply to the grant of any Award if, at the time of grant, the Company is a “publicly held corporation” within the meaning of Section 162(m):

(a) Options and SARs. Subject to adjustment as provided in Section 11, no Employee shall be granted within any fiscal year of the Company one or more Options or Freestanding SARs (as defined in Section 7.1) which in the aggregate are for more than twenty-five thousand (25,000) shares of Stock.  An Option which is canceled (or a Freestanding SAR as to which the exercise price is reduced to reflect a reduction in the Fair Market Value of the Stock) in the same fiscal year of the Company in which it was granted shall continue to be counted against such limit for such fiscal year.

(b) Restricted Stock Awards.  Subject to adjustment as provided in Section 11, no Employee shall be granted within any fiscal year of the Company one or more Restricted Stock Awards, subject to Vesting Conditions based on the attainment of Performance Goals, for more than twenty-five thousand (25,000) shares of Stock.

5.6         Performance Awards.  Subject to adjustment as provided in Section 11, no Employee shall be granted (a) Performance Shares which could result in such Employee receiving more than twenty-five thousand (25,000) shares of Stock for each full fiscal year of the Company contained in the Performance Period for such Award, or (b) Performance Units which could result in such Employee receiving more than Two Hundred Fifty Thousand Dollars ($250,000) with respect to such Performance Units for each full fiscal year of  the Company contained in the Performance Period for such Award.

5.7         Limits on Awards to Directors.  Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any non-employee Director during any single fiscal year (excluding Awards made at the election of the non-employee Director in lieu of all or a portion of annual and committee cash retainers) shall not exceed five thousand (5,000) shares.

SECTION 6.                         TERMS AND CONDITIONS OF STOCK OPTIONS

Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish.  No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by an effective Option Agreement.  Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1         Exercise Price.  The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share for an Incentive Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option.  Notwithstanding the foregoing, an Option may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to a Substitute Award in a manner qualifying under the provisions of Section 424(a) of the Code.  The exercise price shall not be adjusted except pursuant to the provisions of Section 11.2 hereof.

6.2         Exercisability and Term of Options.  Options shall be exercisable at such time or times, or upon such event or events, and subject to such  terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service.  Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3         Payment of Exercise Price.

(a)  Forms of Consideration Authorized.  Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless  Exercise”), (iv) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (v) by any combination thereof.  The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b)  Limitations on Forms of Consideration.

(i)  Tender of Stock.  Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.  Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (and not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(ii)  Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

6.4         Effect of Termination of Service.

(a)  Option Exercisability.  An Option granted to a Participant shall be exercisable after the Participant’s termination of Service only during the applicable time period determined in accordance with the Option’s term as set forth in the Option Agreement evidencing such Option (the “Option Expiration Date”).

(b)  Extension if Exercise Prevented by Law.  Notwithstanding the foregoing, other than termination of a Participant’s Service for Cause if the exercise of an Option within the applicable time periods set forth in an Option Agreement is prevented by the provisions of Section 13 below, the Option shall remain exercisable until one (1) month (or such longer  period of time as determined by the Committee, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.  Notwithstanding the foregoing, in the event that on the last business day of the term of an Option, other than an Incentive Stock Option (i) the exercise of the Option is prohibited by applicable law or (ii) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option shall be extended for a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement in each case to the extent any such extension would not constitute the extension of a stock right under Section 409A of the Code.

(c)  Extension if Participant Subject to Section 16(b). Notwithstanding the foregoing other than termination of a Participant’s Service for Cause if a sale within the applicable time periods set forth in an Option Agreement of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant’s termination of Service, or (iii) the Option Expiration Date.

6.5         Transferability of Options.  During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative.  No Option shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution.  Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Option Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable without consideration, subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

6.6         Annual Directors’ Options.  Beginning in 2016, upon the adjournment of each annual meeting or special meeting in lieu of an annual meeting of the shareholders of the Company (either, the “Annual Meeting”), each person who is not an employee of the Company or of an Affiliate who is serving as a Director of the Company upon the adjournment of such Annual Meeting shall be granted  an Option to purchase a number of shares of Stock as the Board shall determine based upon the recommendation of the  Committee, subject to the limitations contained herein, provided, however, a person who is not an employee of the Company or of an Affiliate who is first elected to serve as a Director of the Company at any meeting of stockholders other than the Annual Meeting or at any meeting of the Board of Directors (or by the unanimous written consent of the Directors) pursuant to the Company’s Articles of Incorporation and its By-Laws shall be granted a Stock Option to purchase  shares of Stock upon such election as determined by Board of Directors at the time of such person’s election.  Each such Option shall have an exercise price equal to the Fair Market Value per share of the Stock on the date of grant of the Option.

(a) Option Exercisability.  Each Option granted pursuant to this Section 6.6, shall (i) have a term of ten (10) years and (ii) become exercisable immediately prior to the occurrence of the Annual Meeting following the date the Option is granted.  Notwithstanding the foregoing, all such Options shall become immediately exercisable upon a Change of Control of the Company.

(b) Termination of Directorship.  If a Director fails to be re-elected to the Board, resigns or otherwise ceases to be a director of the Company for reasons other than death or Disability, all Options granted under this Section 6.6 to such director which are not exercisable on such date shall immediately terminate, and any such Options remaining shall terminate if not exercised before twenty-four (24) months following such termination, or at such earlier time as may be applicable under Section 6.6(a) above.

(c)            Death or Disability.  If a Participant ceases to be a Director of the Company by reason of death or Disability, all Options granted under this Section 6.6 to such Director which are not exercisable on such date shall become immediately exercisable, and may be exercised at any time before the expiration of twenty-four (24) months following the date of death or commencement of Disability, or such earlier time as may be applicable under Section 6.6(a) above.

(d)            Amendments.  Notwithstanding the provisions of Section 15 hereof concerning amendment of the Plan, the provisions of this Section 6.6 shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

SECTION 7.                              TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

SARs shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish.  No SAR or purported SAR shall be a valid and binding obligation of the Company unless evidenced by an effective Award Agreement.  Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1         Types of SARs Authorized.  SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”).  A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option.

7.2         Exercise Price.  The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.  The exercise price shall not be adjusted except pursuant to Section 11.2 hereof.

7.3         Exercisability and Term of SARs.

(a)  Tandem SARs.  Tandem SARs shall be exercisable only at the time and to the extent that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option.  The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms.  A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled.  Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised.  Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

(b)  Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.

7.4         Exercise of SARs.  Upon the exercise (or deemed exercise pursuant to Section 7.5) of a SAR, the Participant (or the Participant’s legal representative or other person who acquired  the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.  Payment of such amount shall be made in cash, shares of Stock, or any combination thereof as determined by the Committee.  Unless otherwise provided in the Award Agreement evidencing such SAR, payment shall be made in a lump sum as soon as practicable following the date of exercise of the SAR.  The Award Agreement evidencing any SAR may provide for deferred payment in a lump sum or in installments.  When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of this Section 7, a SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant.

7.5         Deemed Exercise of SARs.  If, on the date on which a SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

7.6         Effect of Termination of Service.  A SAR shall be exercisable after a Participant’s termination of Service to such extent and during such period as determined by the Committee, in its discretion, and set forth in the Award Agreement evidencing such SAR.

7.7         Nontransferability of SARs. SARs may not be assigned or transferred in any manner except by will or the laws of descent and distribution, and, during the lifetime of the Participant, shall be exercisable only by the Participant or the Participant’s guardian or legal representative.

SECTION 8.                         TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS

The Committee may from time to time grant Restricted Stock Awards upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 9.3.  If either the grant of a Restricted Stock Award or the lapsing of the Restriction Period is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 9.2 through 9.4.  Restricted Stock Awards may be in the form of a Restricted Stock, which shall be evidenced by a Restricted Stock Agreement, a Restricted Stock Purchase Right, which shall be evidenced by a Restricted Stock Purchase Agreement or a Restricted Stock Unit, which shall be evidenced by a Restricted Stock Unit Agreement.  Each such Award Agreement shall specify the number of shares of Stock subject to and the other terms, conditions and restrictions of the Award, and shall be in such form as the Committee shall establish from time to time.  No Restricted Stock Award or purported Restricted Stock Award shall be a valid and binding obligation of the Company unless evidenced by an effective Award Agreement.  Restricted Stock Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply, as applicable, with and be subject to the following terms and conditions:

8.1         Purchase Price. The purchase price under each Restricted Stock Purchase Right shall be established by the Committee.  No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving a Restricted Stock Bonus or Restricted Stock Unit, the consideration for which shall be services actually rendered to a Participating Company or for its benefit.  The purchase price shall not be adjusted except pursuant to Section 11.2 hereof.

8.2         Purchase Period.  A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right; provided, however, that no Restricted Stock Purchase Right granted to a prospective Employee, prospective Director or prospective Consultant may become exercisable prior to the date on which such person commences Service.

8.3         Payment of Purchase Price.  Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (i) in cash, by check, or cash equivalent, (ii) provided that the Participant is an Employee (unless otherwise not prohibited by law, including, without limitation, any regulation promulgated by the Board of Governors of the Federal Reserve System) and in the Company’s sole discretion at the time the Restricted Stock Purchase Right is exercised, by delivery of the Participant’s promissory note in a form approved by the Company for the aggregate purchase price, provided that the Participant shall pay in cash that portion of the aggregate purchase price as required by applicable law, (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) by any combination thereof.  Payment by means of the Participant’s promissory note shall be subject to the conditions described in Section 6.3(a).  The Committee may at any time or from time to time grant Restricted Stock Purchase Rights which do not permit all of the foregoing forms of consideration to be used in payment of the purchase price or which otherwise restrict one or more forms of consideration.  Restricted Stock Units shall be issued in consideration for services actually rendered to a Participating Company or for its benefit.

8.4         Vesting and Restrictions on Transfer.  Shares issued pursuant to any Restricted Stock Award may be made subject to vesting conditioned upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 9.3 (the “Vesting Conditions”), as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period (the  “Restriction  Period”) in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, hypothecated, assigned or otherwise disposed of other than pursuant to a Change in Control, or as provided in Section 8.7.  Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

8.5         Voting Rights; Dividends.  Except as provided in this Section and Section 8.4, during the Restriction Period applicable to shares subject to a Restricted Stock Purchase Right and Restricted Stock held by a Participant, the Participant shall have all of the rights of a shareholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that if any such dividends or distributions are paid in shares of Stock, such shares shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock  Purchase Right and Restricted Stock Bonus with respect to which the dividends or distributions were paid. A Participant who is awarded a Restricted Stock Unit shall possess no incidents of ownership; provided that the Award Agreement may provide for Dividend Equivalents to such Participant.  Notwithstanding anything to the contrary, cash dividends, stock and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award that vests based on achievement of performance goals shall either (i) not be paid or credited or (ii) be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock Award with respect to which such cash, stock or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.

8.6         Effect of Termination of Service.  The effect of the Participant’s termination of Service on any Restricted Stock Award shall be determined by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Restricted Stock Award.

8.7         Nontransferability of Restricted Stock Award Rights.  Rights to acquire shares of Stock pursuant to a Restricted Stock Award may not be assigned or transferred in any manner except by will or the laws of descent and distribution, and, during the lifetime of the Participant, shall be exercisable only by the Participant.

SECTION 9.                         TERMS AND CONDITIONS OF PERFORMANCE AWARDS

The Committee may from time to time grant Performance Awards upon such conditions as the Committee shall determine.  Performance Awards may be in the form of either Performance Shares, which shall be evidenced by a Performance Share Agreement, or Performance Units, which shall be evidenced by a Performance Unit Agreement.  Each such Award Agreement shall specify the number of Performance Shares or Performance Units subject thereto, the method of computing the value of each Performance Share or Performance Unit, the Performance Goals and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award, and shall be in such form as the Committee shall establish from time to time.  No Performance Award or purported Performance Award shall be a valid and binding obligation of the Company unless evidenced by an effective Award Agreement.  Performance Share and Performance Unit Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1         Initial Value of Performance Shares and Performance Units.  Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial value equal to one share of Stock on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial value of One Hundred Dollars ($100). The final value payable to the Participant in settlement of a Performance Award will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

9.2         Establishment of Performance Goals and Performance Period.  The Committee shall establish in writing the Performance Period applicable to each Performance Award and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine the final value of the Performance Award to be paid to the Participant (“Performance Goals”).  Unless otherwise permitted in compliance with the requirements under Section 162(m) of the Code with respect to “performance-based compensation,” the Committee shall establish the Performance Goals applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which twenty-five percent (25%) of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain.  Once established, the Performance Goals shall not be changed during the Performance Period except in a manner consistent with Section 162(m) of the Code.

9.3         Measurement of Performance Goals.  For purposes of the Plan, the Performance Goals shall be determined by the Committee, according to criteria established by the Committee.  Performance Goals may be based on any of the following criteria: (i) revenue, (ii) gross profit margin, (iii) operating income, (iv) operating ratio, (v) income before income taxes, (vi) net income, (vii) earnings before interest, taxes depreciation and/or amortization (EBITDA), (viii) earnings per share (diluted), (ix) cash flow from operations, (x) free cash flow, (xi) return on equity, (xii) return on assets, (xiii) return on sales, (xiv) market share, (xv) one or more operating ratios, (xvi) stock price, (xvii) the accomplishment of mergers, acquisitions, dispositions or similar extraordinary business transactions, (xviii) any individual performance objective that is measured solely in terms of quantitative targets related to the Company or the Company’s business or (xix) any combination of the foregoing.  The Performance Goals selected in any case need not be applicable across the Company, but may be particular to one or more Subsidiary Corporations or an individual’s function or business unit. The Committee shall determine whether such Performance Goals are attained and such determination shall be final and conclusive.  In the event that the Performance Goals are not met, the Performance Award shall be forfeited and transferred to, and reacquired by, the Company at no cost to the Company.

The Committee may impose such other restrictions and conditions (in addition to the performance-based restrictions described above) on any Performance Award as the Committee deems appropriate and may waive any such additional restrictions and conditions, so long as such waiver does not waive any restriction described in the previous paragraph.  Nothing herein shall limit the Committee’s ability to reduce the amount payable under an Award upon the attainment of the Performance Goal(s), provided, however, that the Committee shall have no right under any circumstance to increase the amount payable under, or waive compliance with, any applicable Performance Goal(s).

9.4         Determination of Final Value of Performance Awards.  As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the terms of the Award Agreement.  The Committee shall have no discretion to increase the value of an Award payable upon its settlement in excess of the amount called for by the terms of the Award Agreement on the basis of the degree of attainment of the Performance Goals as certified by the Committee.  However, notwithstanding the attainment of any Performance Goal, if permitted under a Participant’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of a Performance Award that would otherwise be paid upon its settlement.  No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award.  As soon as practicable following the Committee’s certification, the Company shall notify the Participant of the determination of the Committee.

9.5         Dividend Equivalents.  In its discretion, the Committee may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to the date on which the Performance Shares are settled or forfeited.  Dividend Equivalents shall be accumulated and paid to the extent that Performance Shares become non-forfeitable, as determined by the Committee.  Settlement of Dividend Equivalents may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 9.6.  Dividend Equivalents shall not be paid with respect to Performance Units.

9.6         Payment in Settlement of Performance Awards. Payment of the final value of a Performance Award earned by a Participant as determined following the completion of the applicable Performance Period pursuant to Sections 9.4 and 9.5 may be made in cash, shares of Stock, or a combination thereof as determined by the Committee.  If payment is made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock on the settlement date.  Payment may be made in a lump sum or installments as prescribed by the Committee.  If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalents or a reasonable rate of interest within the meaning of Section 162(m).

9.7         Restrictions Applicable to Payment in Shares.  Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.4.  Any shares subject to Vesting Conditions shall be evidenced by an appropriate Restricted Stock Agreement and shall be subject to the provisions of Sections 8.4 through 8.7 above.

9.8         Effect of Termination of Service.  The effect of the Participant’s termination of Service on any Performance Award shall be determined by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Performance Award.

9.9         Nontransferability of Performance Awards.  Performance Shares and Performance Units may not be sold, exchanged, transferred, pledged, hypothecated, assigned, or otherwise disposed of other than by will or by the laws of descent and distribution until the completion of the applicable Performance Period.  All rights with respect to Performance Shares and Performance Units granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant.

SECTION 10.                         OTHER STOCK-BASED AWARDS

The Committee shall have authority to grant to eligible Employees an “Other Stock-Based Award,” which shall consist of any right that is an Award of Stock or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Stock (including, without limitation, securities convertible into Stock), as deemed by the Committee to be consistent with the purposes of the Plan, other than an Award described in Sections 6 through 9 above.

SECTION 11.  CHANGES IN THE COMPANY’S CAPITAL STRUCTURE

11.1           Rights of the Company.  The existence of outstanding Awards shall not affect in any way the right or power of the Company or its shareholders to make or authorize, without limitation, any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of Stock, or any issue of bonds, debentures, preferred or prior preference stock or other capital stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

11.2           Adjustments for Changes in Capital Structure.  In the event of any extraordinary cash dividend, stock dividend, spin off, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Awards, in the limits on Incentive Stock Options set forth in Section 5.4, and in the exercise price per share of any outstanding Options and Restricted Stock Purchase Rights.  If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards shall be for New Shares.  In the event of any such amendment, the number of shares subject to outstanding Awards and the exercise price per share of outstanding Options and Restricted Stock Purchase Rights shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion.  Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 11.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option or Restricted Stock Purchase Right be decreased to an amount less than the par value, if any, of the stock subject to such Award.  The adjustments determined by the Committee pursuant to this Section 11.2 shall be final, binding and conclusive.

SECTION 12.                         CHANGE IN CONTROL

12.1           Effect of Change in Control on Options.  In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent corporation thereof, as the case may be (the “Acquiring Corporation”), may, without the consent of the Participant, either assume the Company’s rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation’s stock provided that upon such assumption or substitution, all Options granted thereunder shall vest if the Participant’s employment with the successor or any affiliate of the successor is terminated without cause within twenty-four (24) months of the Change in Control.  In the event that the Acquiring Corporation elects not to assume or substitute for outstanding Options in connection with a Change in Control, the exercisability and vesting of each such outstanding Option and any shares acquired upon the exercise thereof held by a Participant whose Service has not terminated prior to such date shall be accelerated, effective as of the date of the Change in Control.  The exercise of any Option and any shares acquired upon the exercise thereof that was permissible solely by reason of this Section 12.1 and the provisions of such Option Agreement shall be conditioned upon the consummation of the Change in Control.  Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.  Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement.

12.2           Effect of Change in Control on SARs.  In the event of a Change in Control, the Acquiring Corporation may, without the consent of any Participant, either assume the Company’s rights and obligations under outstanding SARs or substitute for outstanding SARs substantially equivalent SARs for the Acquiring Corporation’s stock. In the event the Acquiring Corporation elects not to assume or substitute for outstanding SARs in connection with a Change in Control, then any unexercised and/or unvested portions of outstanding SARs shall be immediately exercisable and vested in full as of the date thirty (30) days prior to the date of the Change in Control.  The exercise and/or vesting of any SAR that was permissible solely by reason of this Section 12.2 shall be conditioned upon the consummation of the Change in Control.  Any SARs which are not assumed by the Acquiring Corporation in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

12.3.           Effect of Change in Control on Restricted Stock Awards.  In the event of a Change in Control, the lapsing of the Vesting Conditions applicable to the shares subject to the Restricted Stock Award held by a Participant whose Service has not terminated prior to such date shall be accelerated effective as of the date of the Change in Control.  Any acceleration of the lapsing of Vesting Conditions that was permissible solely by reason of this Section 12.3 and the provisions of such Award Agreement shall be conditioned upon the consummation of the Change in Control.

12.4           Effect of Change in Control on Performance Awards.  In the event of a Change in Control, the Performance Award held by a Participant whose Service has not terminated prior to such date (unless the Participant’s Service terminated by reason of the Participant’s death or Disability) shall become payable effective as of the date of the Change in Control.  For this purpose, the final value of the Performance Award shall be determined by the greater of (a) the extent to which the applicable Performance Goals have been attained during the Performance Period prior to the date of the Change in Control or (b) the pre-established 100% level with respect to each Performance Target comprising the applicable Performance Goals. Any acceleration of a Performance Award that was permissible solely by reason of this Section 12.4 and the provisions of such Award Agreement shall be conditioned upon the consummation of the Change in Control.

SECTION 13.                         COMPLIANCE WITH SECURITIES LAW

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed.  In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.  As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

SECTION 14.                         TAX WITHHOLDING

14.1           Tax Withholding in General.  The Company shall have the right to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise of an Option, to make adequate provision for the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto.  The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

14.2           Withholding in Shares.  The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group.  The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates (unless a higher withholding rate is permissible without adverse accounting consequences).

SECTION 15.                         TERMINATION OR AMENDMENT OF PLAN; PROHIBITION ON REPRICING

The Committee may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company’s shareholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 11), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s shareholders under any applicable law, regulation or rule. No termination or amendment of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. In any event, no termination or amendment of the Plan may materially adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

Other than pursuant to Section 11.2, the Committee shall not without the approval of the Company’s stockholders (a) lower the per share option price of an Option or SAR after it is granted, (b) cancel an Option or SAR when the per share exercise price exceeds the Fair Market Value of one share of Common Stock in exchange for cash or another Award (other than in connection with a Change in Control), or (c) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

SECTION 16.                         STANDARD FORMS OF AWARD AGREEMENT

16.1           Award Agreements.  Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee from time to time.  Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms as the Committee may approve from time to time.  The terms and conditions of an Award are not required to be uniform among Participants.

16.2           Authority to Vary Terms.  The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

SECTION 17.                         RIGHTS AND OBLIGATIONS OF THE PARTIES

17.1           Provision of Information.  Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common shareholders.

17.2           Rights as Employee, Consultant or Director.  No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director, or interfere with or limit in any way the right of a Participating Company to terminate the Participant’s Service at any time.

17.3           Rights as a Shareholder.  A Participant shall have no rights as a shareholder with respect to any shares covered by an Award until the date of the issuance of a certificate for such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 11 or another provision of the Plan.

17.4           Right of Setoff. The Company or any Participating Company may, to the extent permitted by applicable law, deduct from and set off against any amounts the Company or Participating Company may owe to the Participant from time to time, including amounts payable in connection with any Award, owed as wages, fringe benefits, or other compensation owed to the Participant, such amounts as may be owed by the Participant to the Company, although the Participant shall remain liable for any part of the Participant’s payment obligation not satisfied through such deduction and setoff.  By accepting any Award granted hereunder, the Participant agrees to any deduction or setoff under this Section 17.4.

17.5           Section 83(b) Election. No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States may be made, unless expressly permitted by the terms of the Award Agreement or by action of the Committee in writing before the making of such election.  In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten days after filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

17.6           Compliance with Section 409A of the Code.  Except to the extent specifically provided otherwise by the Committee, Awards under the Plan are intended to satisfy the requirements of Section 409A of the Code (and the Treasury Department guidance and regulations issued thereunder) so as to avoid the imposition of any additional taxes or penalties under Section 409A of the Code. If the Committee determines that an Award, Award Agreement, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Participant to become subject to any additional taxes or other penalties under Section 409A of the Code, then unless the Committee specifically provides otherwise, such Award, Award Agreement, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan and/or Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A of the Code to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Participant.

17.7           Disqualifying Disposition Notification.  If any Participant shall make any disposition of Stock delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten days thereof.

17.8           Beneficiary Designation.  Each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit.  Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.  If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation shall be subject to the consent of the Participant’s spouse.  If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

SECTION 18.                         MISCELLANEOUS

18.1           Unfunded Obligation.  Any amounts payable to Participants pursuant to the Plan shall be unfunded obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations.  The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder.  Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company.  The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

18.2           Awards to Participants Outside the United States.  The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions, applicable as a result of the Participant’s residence or employment abroad shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States.  An Award may be modified under this Section 18.2 in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) of the Exchange Act for the Participant whose Award is modified.

18.3           Claw-Back.  Any Awards made pursuant to the Plan are subject to reversion to the Company in whole or in part if any part of the Participant’s compensation shall be subject to recapture by the Company under the Securities Act, the Securities Exchange Act, or any other applicable law or regulation, or pursuant to a final judgment of a court of competent jurisdiction from which no appeal lies, or pursuant to any Company policy or policies.

18.4           Gender and Number; Headings.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.  Headings are included for the convenience of reference only and shall not be used in the interpretation or construction of any such provision contained in the Plan.

18.5           Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

18.6           Requirements of Law.  The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

18.7           Governing Law.  To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Rhode Island.

SECTION 19.                         NONEXCLUSIVITY OF THE PLAN

Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

SECTION 20.                         EFFECTIVE DATE AND DURATION OF PLAN

The Plan shall become effective (the “Effective Date”) upon the later of the approval of the Plan by the Board and the approval of the Plan by the shareholders of the Company in accordance with applicable laws and regulations.  No Award may be granted under the Plan after the tenth (10th) anniversary of the Effective Date.  The Plan shall terminate when the total amount of the Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed.

IN WITNESS WHEREOF, the Company has caused this 2015 Equity Incentive Plan to be executed by its duly authorized officer as of the ______ day of ____________, 2015.

PROVIDENCE AND WORCESTER
RAILROAD COMPANY

By:           _______________________________
Name:           Robert H. Eder
Title:           Chairman and Chief Executive Officer

Attest:

_______________________________
Charles D. Rennick
Secretary and General Counsel

-  -

IMPORTANT ANNUAL MEETING INFORMATION
[Missing Graphic Reference]
    [Missing Graphic Reference]

X
Using a black ink pen, mark your votes with an X as shown in this example.  Please do not write outside the designated area.

PLEASE DATE, SIGN AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.

Annual Meeting Proxy Card – Providence and Worcester Railroad Company

This Proxy is Solicited on Behalf of the Board of Directors

April 29, 2015

The undersigned, whose signature appears below, hereby appoints Robert H. Eder, P. Scott Conti, and Daniel T. Noreck attorneys, each with power of substitution and with all the powers the undersigned would possess if personally present, to vote the Preferred Stock of Providence and Worcester Railroad Company held of record by the undersigned on March 2, 2015 at the annual meeting of shareholders to be held on April 29, 2015 in Worcester, Massachusetts, and at any adjournments thereof, as specified.  This proxy when properly executed will be voted (i) as directed or, in the absence of such direction, FOR the specified nominees in proposal 1, FOR proposal 2, FOR proposal 3 and (ii) in accordance with the judgment of the proxies upon other matters that may properly come before said meeting or any adjournments or postponements thereof.

A      Proposal 1 – The Board of Directors recommends a vote FOR the listed nominees.

1.	Election of Directors:
		For	Withhold		For	Withhold		For	Withhold
	01 – Frank Barrett	☐	☐	02 – Roger Begin	☐	☐	03 – Scott Conti	☐	☐

	04 – James Garvey	☐	☐	05 – John Healy	☐	☐	06 – David McQuade	☐	☐

B	Proposal 2 – The Board of Directors recommends a vote FOR Proposal 2.

2.	To vote on a proposed amendment to the Company’s Bylaws.	For	Against	Withhold
		☐	☐	☐

C	Proposal 3 – The Board of Directors recommends a vote FOR Proposal 3.

3.	To approve the Company’s Equity Incentive Plan.	For	Against	Withhold
		☐	☐	☐

4.	In their discretion, upon such other matters as may properly come before the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 29, 2015.

The Company’s Proxy Statement, sample proxy cards and 2014 Annual Report on Form 10-K are available at: www.edocumentview.com/pwx.

D	Non-Voting Items
Change of Address – Please print new address below

E	Authorized Signatures - This section must be completed for your vote to be counted.Date and Sign Below
Sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person. In case of joint tenants or multiple owners, each party must sign.

Date (mm/dd/yyyy) – Please print date below.          Signature 1 - Please keep signature within the box.               Signature 2 - Please keep signature within the box.
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[Missing Graphic Reference]
___________________________________________________________________________________________

Proxy – Providence and Worcester Railroad Company
____________________________________________________________________________________________

This Proxy is Solicited on Behalf of the Board of Directors

April 29, 2015

The undersigned, whose signature appears below, hereby appoints Robert H. Eder, P. Scott Conti, and Daniel T. Noreck attorneys, each with power of substitution and with all the powers the undersigned would possess if personally present, to vote the Common Stock of Providence and Worcester Railroad Company held of record by the undersigned on March 2, 2015 at the annual meeting of shareholders to be held on April 29, 2015 in Worcester, Massachusetts, and at any adjournments thereof, as specified on the reverse side.  This proxy when properly executed will be voted (i) as directed on the reverse side or, in the absence of such direction, FOR the specified nominees in proposal 1, FOR proposal 2, FOR proposal 3 and (ii) in accordance with the judgment of the proxies upon other matters that may properly come before said meeting or any adjournments or postponements thereof.

PLEASE DATE, SIGN AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.

(Items to be voted appear on reverse side.)

IMPORTANT ANNUAL MEETING INFORMATION
[Missing Graphic Reference]

X
Using a black ink pen, mark your votes with an X as shown in this example.  Please do not write outside the designated area.

Annual Meeting Proxy Card

A      Proposal 1 – The Board of Directors recommends a vote FOR the nominees listed.

1.      Election of Directors:
                   For       Withhold                                       For       Withhold                                          For      Withhold
    01 – Richard Anderson    ☐            ☐                02 – Robert Eder  ☐        ☐                  03 – Alfred  Smith                ☐       ☐

B	Proposal 2 – The Board of Directors recommends a vote FOR Proposal 2.
2. To vote on a proposed amendment to the Company’s
Bylaws.

        For          Against         Withhold

  ❒   ❒      ❒

C	Proposal 3 – The Board of Directors recommends a vote FOR Proposal 3.
 3.     To approve the Company’s Equity Incentive Plan.

        For          Against         Withhold

  ❒   ❒      ❒

4.	In their discretion, upon such other matters as may properly come before the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 29. 2015.

The Company’s Proxy Statement, sample proxy cards and 2014 Annual Report on Form 10-K are available at: www.edocumentview.com/pwx.

C	Non-Voting Items
Change of Address – Please print new address below

D	Authorized Signatures - This section must be completed for your vote to be counted.—Date and Sign Below
Sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person. In case of joint tenants or multiple owners, each party must sign.
Date (mm/dd/yyyy) – Please print date below.          Signature 1 - Please keep signature within the box.               Signature 2 - Please keep signature within the box.
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